Nassau Life and
Annuity Company
(a wholly owned subsidiary of
The Nassau Companies)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2021, 2020 and 2019

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Table of Contents

i

Independent Auditors’ Report

The Board of Directors
Nassau Life and Annuity Company:

Opinions

We have audited the financial statements of Nassau Life and Annuity Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2021, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2021, in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S.
Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of
December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the years in the three-
year period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of
America (GAAS). Our responsibilities under those standards are further described in the Auditors’
Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and
U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is
also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●     Exercise professional judgment and maintain professional skepticism throughout the audit.
●    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplemental Schedules: Supplemental Schedule Summary of
Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and
Supplementary Schedule – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange

Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 1, 2022

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2021	2020
Assets:
Bonds	$1,457,963	$914,343
Preferred stock	6,798	6,687
Common stock	14,719	14,225
Cash, cash equivalents and short-term investments	54,822	94,648
Mortgage loans	175,822	57,943
Contract loans	3,607	3,720
Derivatives	35,466	21,678
Receivables for securities	18,427	1,192
Other invested assets	76,758	13,243
Total cash and invested assets	1,844,382	1,127,679
Deferred and uncollected premium	3,395	3,800
Due and accrued investment income	11,879	8,106
Current federal and foreign income tax	12,789	8,422
Reinsurance recoverable	1,663	1,315
Receivable from affiliate	2,624	336
Deferred tax asset	2,870	4,962
Funds held or deposited with reinsured companies	43,156	46,387
Other assets	6,793	4,591
Separate account assets	6,071	5,505
Total assets	$1,935,622	$1,211,103

Liabilities:
Reserves for future policy benefits	$439,096	$297,763
Contract claims	5,321	5,606
Interest maintenance reserve (“IMR”)	7,470	1,893
Asset valuation reserve (“AVR”)	27,281	10,760
Reinsurance payables	2,844	25,267
Payable to affiliate	15,960	5,545
Payable for securities	10,529	17,831
Funds held under reinsurance treaties	1,285,945	719,236
Other liabilities	18,587	14,515
Separate account liabilities	6,071	5,505
Total liabilities	1,819,104	1,103,921

Capital and surplus:
Common stock, $100 par value (40,000 shares authorized; 25,000 shares issued and outstanding)	2,500	2,500
Paid-in capital	241,986	91,985
Special surplus funds	—	6,608
Unassigned surplus	(127,968)	6,089
Total capital and surplus	116,518	107,182
Total liabilities, capital and surplus	$1,935,622	$1,211,103

The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the Years Ended December 31,
	2021	2020	2019
Income:
Premiums	$195,985	$180,996	$94,060
Net investment income	54,334	26,925	12,170
Commissions and expense allowances on reinsurance ceded	85,285	58,677	29,930
Reserve adjustments on reinsurance ceded	76	(167,378)	(7,421)
Assets transferred on reinsurance captured	—	—	14,439
Other income	410	405	388
Total income	336,090	99,625	143,566

Current and future benefits:
Surrender and death benefits	52,978	38,061	44,791
Change in reserves for future policy benefits	141,296	(76,214)	32,645
Net transfers to (from) separate accounts	(73)	(31)	(458)
Total current and future benefits	194,201	(38,184)	76,978

Operating expenses:
Direct and assumed commissions	238,392	80,438	40,267
Other operating expenses	19,072	21,787	14,992
Miscellaneous taxes, licenses and fees	25,417	43,041	8,622
Total operating expenses	282,881	145,266	63,881
Net gain (loss) from operations before federal income taxes	(140,992)	(7,457)	2,707
Federal income tax expense (benefit)	(9,646)	(11,238)	(1,509)
Realized capital gains (losses), net of income taxes and IMR	7,527	(2,211)	56
Net income (loss)	(123,819)	1,570	4,272

Changes in capital and surplus:
Change in net unrealized capital gains (losses)	6,392	2,135	(6,715)
Change in deferred income tax	23,490	(3,426)	(1,677)
Change in asset valuation reserve	(16,521)	(7,352)	(692)
Change in non-admitted assets	(25,102)	4,570	1,760
Paid-in surplus	150,000	17,410	32,000
Dividends paid	—	—	(4,000)
Other surplus changes	(5,104)	15,270	3,208
Net increase (decrease) in capital and surplus	9,336	30,177	28,156
Capital and surplus, beginning of year	107,182	77,005	48,849
Capital and surplus, end of year	$116,518	$107,182	$77,005

The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Statements of Cash Flows
(in thousands)

	For the Years Ended December 31,
	2021	2020	2019
Cash provided by (used for) operations:
Premiums	$864,994	$788,382	$270,556
Net investment income	53,591	25,140	11,089
Other income	8,438	(154,804)	19,919
Claims and benefits	(146,142)	(35,780)	(49,696)
Commissions and other expenses	(249,790)	(130,688)	(50,128)
Net transfers from (to) separate accounts	73	31	459
Federal income tax recovered (paid)	1,357	1,030	(30)
Net cash provided by (used for) operations	532,521	493,311	202,169

Cash provided by (used for) investments:
Proceeds from sales, maturities and scheduled repayments of investments	288,339	162,620	137,698
Other invested assets and miscellaneous proceeds	2,848	1,721	3,599
Acquisition of bonds	(841,487)	(537,560)	(339,633)
Acquisition of stocks	(102)	(1,950)	(37)
Acquisition of other invested assets	(63,248)	(10,459)	(888)
Acquisition of mortgage loans	(119,739)	(58,249)	—
Miscellaneous applications	(7,568)	(10,935)	(2,580)
Net decrease (increase) in contract loans	113	(9)	(883)
Net cash provided by (used for) investments	(740,844)	(454,821)	(202,724)

Cash provided by (used for) financing and miscellaneous sources:
Dividends to stockholder	—	—	(4,000)
Capital and paid-in surplus, less treasury stock	150,000	—	32,000
Other cash provided (applied)	18,497	4,296	14,556
Net cash provided by (used for) financing and miscellaneous sources	168,497	4,296	42,556
Net change in cash and short-term investments	(39,826)	42,786	42,001
Cash and short-term investments, beginning of year	94,648	51,862	9,861
Cash and short-term investments, end of year	$54,822	$94,648	$51,862

The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.    Description of Business

Nassau Life and Annuity Company (“NLA” or the “Company”), domiciled in the State of Connecticut, is a wholly-owned subsidiary of The Nassau Companies (“NC” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

Effective June 30, 2020, NLA received a capital contribution from its parent in the form of two life insurance subsidiaries (affiliate common stock), Nassau Life Insurance Company of Texas (“NTX”) and Nassau Life Insurance Company of Kansas (“NKS”). On December 31, 2020, NLA merged with NTX after receipt of insurance regulatory approval by the Connecticut Insurance Department (the “Department”) on December 15, 2020 with NLA as the surviving entity. The former domiciliary regulator of NTX, The Texas Department of Insurance, provided their approval on November 3, 2020. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the Company accounted for this as a statutory merger. Income of the combined reporting entity includes income of the constituents for the entire fiscal periods presented and the balance sheet and the statements of operations for the all years presented were restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. All prior year amounts in the Notes to the Statutory Financial Statements have also been restated to reflect the statutory merger, unless otherwise indicated. The paid-in surplus of $17,410 within the changes in capital and surplus for 2020 represents the net assets of NKS as of June 30, 2020.

NLA’s products include non-participating life insurance products, such as term life, whole life, universal life and variable universal life. The Company’s products also include fixed indexed annuities and deferred fixed annuities. NLA began selling fixed indexed annuities during 2019. The Company has accident and health insurance products in force, primarily Medicare Supplement and Medicare Select, but does not market or issue this business. NLA is licensed to sell life, annuity, and accident and health (“A&H”) products in 46 states and the District of Columbia.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies which are used by NLA in the preparation of its statutory financial statements are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the Connecticut Insurance Department (the “Department”). These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:
•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and fair value for U.S. GAAP.
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For GAAP, results of wholly owned subsidiaries are consolidated.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

•Under STAT, for universal life and variable universal life contracts, premiums or deposits are recognized as revenue as paid, and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented; and
•acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as the possibility for elevated mortality and investment market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contract holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements.

Recent accounting pronouncements

In 2020, the NAIC adopted substantive revisions to SSAP No. 32, Preferred Stock, and the corresponding Issue Paper, which update the statutory definition of preferred stock and clarify the measurement and impairment guidance for investments in preferred stock pursuant to the overall objectives of the NAIC’s investment classification project. We adopted these revisions as of their January 1, 2021 effective date and they did not have a material impact on the Company’s financial position or results of operations.

The Company did not adopt any accounting standards during 2021 that had a material impact on these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Going concern

Management has evaluated the Company's ability to continue as a going concern and concluded that there is not substantial doubt about the Company's ability to continue as a going concern.

Liquidity and regulatory capital requirements

NLA is required to report risk-based capital (“RBC”) under the insurance company laws of Connecticut. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NLA has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

The Company has two investments in subsidiaries. NKS is a life insurance company that was received as a capital contribution effective June 30, 2020. The Company admits the underlying statutory capital and surplus as common stock in affiliate in accordance with Paragraph 8bi of SSAP No. 97 Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities. The second investment relates to a captive subsidiary, Lynbrook Re, Inc. (“Lynbrook”), which was formed during 2019. NLA has admitted no value in this subsidiary as of December 31, 2021 or 2020.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Short-term investments and cash equivalents are carried at amortized cost, which approximates fair value. The Company considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

The Company’s accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the noted income recognition policy.

Derivatives

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

The Company uses equity index call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain/(loss) during the period representing equity index options was $6.2 million, $8.0 million and $0.5 million as of December 31, 2021, 2020 and 2019, respectively.

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge our CLO assets exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The Company had no unrealized gain/(loss) during the period representing foreign currency forwards.

The Company had no net gain or loss recognized in unrealized gains or losses during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds and short-term investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There were no material amounts non-admitted for the years ended December 31, 2021 or 2020.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain deferred tax assets and prepaid expenses, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2021 and 2020 were $34.0 million and $8.9 million, respectively.

The decrease (increase) in non-admitted assets for the years ended December 31, 2021, 2020 and 2019 was $(25.1) million, $4.6 million and $1.8 million, respectively. Change in non-admitted assets, excluding the non-admitted deferred tax asset (“DTA”), had no material impact on surplus for the years ended December 31, 2021, 2020 and 2019, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NLA. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NLA’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1980 CSO mortality table is used as the mortality basis are determined using a modified preliminary term reserve method. In addition, for certain products issued on or after January 1, 2000, NLA adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and deficiency reserve, and NLA’s X factors for the deficiency reserve. For life products issued on or after January 1, 2020, NLA valued the reserves according to Valuation Manual Section 20 (“VM-20”). Annuity reserves principally use Actuarial Guideline (“AG”) 33 and 35 to calculate reserve balances. AG33 and AG35 use prescribed methods and assumptions to determine the minimum statutory reserves.

The Company waives deduction of deferred fractional premiums of life and annuity policy insured and, if the terms of policy require, returns any portion of the final premium beyond the date of death. Policies issued for substandard lives are charged an extra premium according to underwriting classifications.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Accident and health policy and contract claims represent unpaid claims and claim adjustment expenses and represent management’s best estimate of the ultimate net cost of all reported and unreported claims incurred and unpaid at the end of each reporting period. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as experience develops or new information becomes known; such adjustments are included in current operations.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income for fixed payment policies is recognized when due and premium income for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred.

Reinsurance

NLA utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Income taxes

Beginning in the year ended December 31, 2020, the Company, Lynbrook Re., Inc. and NKS file a consolidated tax return. The Company and its affiliates entered into a tax sharing agreement effective beginning the year ended December 31, 2020.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

Dividends

Without prior approval by the Insurance Commissioner for the State of Connecticut, the aggregate amounts of dividends to stockholders during any 12 month period shall not exceed the greater of 10% of surplus for the preceding calendar year or net gain from operations for such year. Based on Connecticut General Statute §38a-136, no amounts can be paid in 2022 without prior approval.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense; and
•Accruals of capital contributions approved by the domiciliary commissioner.

The Statement of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2021, 2020 and 2019. These items mainly relate to a coinsurance funds withheld reinsurance arrangement, with an affiliate captive entity, Sunrise Re, Inc. (“Sunrise”):

•$668.0 million, $604.2 million and $181.5 million of ceded premiums;
•$77.3 million, $46.5 million and $16.3 million of reinsurance ceded allowance
•$69.4 million, $14.0 million and $0 of ceded benefits;
•$562.8 million, $547.0 million and $165.9 million change in funds withheld account; and
•$17.4 million (2020 only) non-cash capital contribution of NKS.

3.    Investments

Information pertaining to NLA’s investments, net investment income and capital gains and losses on investments follows.

Bonds, preferred stock and common stock

The carrying value and fair value of investments in bonds, preferred stock and common stock as of December 31, 2021 were as follows:

	Carrying Value	Gross Unrealized Gain	Gross Unrealized Losses	Fair Value

U.S. government	$27,938	$450	$(27)	$28,361
All other governments	19,420	789	—	20,209
States, territories and possessions	6,232	1,213	(5)	7,440
Political subdivisions	10,198	4	(1)	10,201
Special revenue	19,569	2,595	(11)	22,153
Industrial and miscellaneous (unaffiliated)	825,413	57,187	(4,295)	878,305
Parent, subsidiaries and affiliates	11,335	1,751	(5)	13,081
Hybrid securities	12,550	698	—	13,248
Mortgage-backed and asset-backed securities	525,308	5,671	(17,040)	513,939
Total bonds	$1,457,963	$70,358	$(21,384)	$1,506,937
Preferred stock	$6,798	$328	$—	$7,126
Common stock	$402	$—	$—	$402
Common stock - affiliate	$14,317	$—	$—	$14,317

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

The carrying value and fair value of investments in bonds and preferred stock as of December 31, 2020 were as follows:

	Carrying Value	Gross Unrealized Gain	Gross Unrealized Losses	Fair Value

U.S. government	$29,793	$1,513	$—	$31,306
All other governments	5,882	1,429	—	7,311
Special revenue	14,776	2,582	—	17,358
Industrial and miscellaneous (unaffiliated)	413,199	58,804	(781)	471,222
Parent, subsidiaries and affiliates	8,390	112	(390)	8,112
Hybrid securities	12,550	622	—	13,172
Mortgage-backed and asset-backed securities	429,753	11,647	(11,706)	429,694
Total bonds	$914,343	$76,709	$(12,877)	$978,175
Preferred stock	$6,687	$691	$—	$7,378
Common stock	$300	$—	$—	$300
Common stock - affiliate	$13,925	$—	$—	$13,925

The aging of temporarily impaired general account debt securities as of December 31, 2021 is as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$20,108	$(27)	$—	$—	$20,108	$(27)
States, territories and possessions	397	(5)	—	—	397	(5)
Political subdivisions	197	(1)	—	—	197	(1)
Special revenue	700	(11)	—	—	700	(11)
Industrial and miscellaneous (unaffiliated)	219,601	(4,143)	2,503	(152)	222,104	(4,295)
Parent, subsidiaries and affiliates	773	(5)	—	—	773	(5)
Mortgage-backed and asset-backed securities	222,662	(7,778)	43,843	(9,262)	266,505	(17,040)
Total bonds	$464,438	$(11,970)	$46,346	$(9,414)	$510,784	$(21,384)
Number of positions at unrealized loss		185		25		210

The Company reported $0 gross unrealized gains and $0 of gross unrealized losses related to common stock for the periods ended December 31, 2021 and 2020, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2021, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0 with unrealized losses of $0 and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

As of December 31, 2021, there are 7 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $0.6 million. Securities in an unrealized loss position for over 12 months consisted of 25 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2020 is as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
Industrial and miscellaneous (unaffiliated)	$12,490	$(781)	$—	$—	$12,490	$(781)
Parent, subsidiaries and affiliates	3,321	(390)	—	—	3,321	(390)
Mortgage-backed and asset-backed securities	145,859	(4,582)	53,322	(7,124)	199,181	(11,706)
Total bonds	$161,670	$(5,753)	$53,322	$(7,124)	$214,992	$(12,877)
Number of positions at unrealized loss		116		28		144

For the period ended December 31, 2020, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0 with unrealized losses of $0. The Company had $0 common stock securities in a continuous unrealized loss position for greater than 12 months with unrealized losses of $0.
For the period ended December 31, 2020, there are no below investment grade debt securities that have been in an unrealized loss position for greater than 12 months, and below investment grade unrealized losses greater than 12 months are $0.

As of December 31, 2020, there are 3 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $0.4 million. Securities in an unrealized loss position for over 12 months consisted of 28 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

The carrying value and fair value of bonds by maturity as of December 31, 2021 are shown below.

	2021
	Carrying Value	Fair Value

Due in one year or less	$5,733	$5,770
Due after one year through five years	193,054	193,235
Due after five years through ten years	423,166	427,799
Due after ten years	836,010	880,133
Total bonds	$1,457,963	$1,506,937

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NLA may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of NLA’s impaired securities was $0.3 million and $1.4 million as of December 31, 2021 or 2020. The realized loss on OTTIs for impaired securities was $0.7 million and $0.9 million as of December 31, 2021 or 2020.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

There were no loan-backed impairments during the years ended December 31, 2021, 2020 and 2019 as a result of the intent to sell, or the inability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2021 and 2020, the Company had $175,822 and $57,943, respectively, in mortgage loans. The allowance for loan losses at December 31, 2021 and 2020 were $352 and $116, respectively.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2021	2020
	(in millions)

Industrial	$58,427	$13,156
Multifamily	58,675	15,746
Office	41,645	25,618
Retail	13,976	—
Self-storage	3,451	3,539
Total mortgage loans	176,174	58,059
Less: Allowance for loan losses	352	116
Net mortgage loans	$175,822	$57,943

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2021	2020
	(in thousands)

East North Central	$36,343	$9,072
Middle Atlantic	3,813	—
Mountain	18,108	—
Pacific	60,204	35,906
South Atlantic	30,222	—
West North Central	14,500	—
West South Central	12,984	13,081
Total mortgage loans	176,174	58,059
Less: Allowance for loan losses	352	116
Net mortgage loans	$175,822	$57,943

The following table summarizes our commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2021
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$—	$—	$20,079	$—	$—	$—	$20,079
50% - 60%	20,514	5,689	35,317	3,806	—	—	65,326
60% - 70%	19,939	14,471	16,214	27,430	3,522	—	81,576
70% - 80%	—	—	8,841	—	—	—	8,841
80% and greater	—	—	—	—	—	—	—
Total	$40,453	$20,160	$80,451	$31,236	$3,522	$—	$175,822

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

	December 31, 2020
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$—	$—	$13,130	$—	$—	$—	$13,130
50% - 60%	—	—	26,240	—	—	—	26,240
60% - 70%	—	—	9,523	—	—	—	9,523
70% - 80%	—	—	9,050	—	—	—	9,050
80% and greater	—	—	—	—	—	—	—
Total	$—	$—	$57,943	$—	$—	$—	$57,943

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $127.2 million CM1 loans and $49.0 million CM2 loans as of December 31, 2021. The Company holds $54.5 million CM1 loans and $3.5 million CM2 loans as of December 31, 2020. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2021 and 2020 was 71.7% and 73.4%, respectively. As of December 31, 2021 and 2020, all loans were current.

During 2021, the minimum and maximum lending rates for mortgage loans were 3.5% and 5.0% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the year ended December 31, 2021.

Other invested assets

Other invested assets as of December 31 are summarized below:

	2021	2020

Private equity	$35,801	$3,940
Collateral loans	2,178	2,145
Mezzanine partnerships	1,258	388
Mortgage and real estate	5,984	—
Direct equity	19,977	2,957
Credit funds	10,613	2,866
Other alternative assets	947	947
Total other invested assets	$76,758	$13,243

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $66.5 million and $33.8 million at December 31, 2021 and 2020, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2021	2020
Equity index options:
Notional amount	$595,893	$371,949
Fair value	$37,650	$21,678
Carrying value	$37,620	$21,678

Swaps:
Notional amount	$150,000	$—
Fair value	$(4,870)	$—
Carrying value	$(2,135)	$—

Foreign currency forwards:
Notional amount	$2,257	$—
Fair value	$(19)	$—
Carrying value	$(19)	$—

Offsetting and netting of assets and liabilities

For the year ended December 31, 2021, the Company had net derivative assets of $35.5 million, which represented $59.4 million of gross derivative assets offset by $23.9 million in derivative liabilities. For the year ended December 31, 2020, the Company had net derivative assets of $21.7 million, which represented $39.6 million of gross derivative assets offset by $17.9 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate to statutory requirements of various jurisdictions and were $21.2 million and $11.7 million as of December 31, 2021 and 2020, respectively. These are included as bonds on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the FHLB of Boston. In 2020, the Company did not conduct business activity (borrowing) with the FHLB. The Company has determined the estimated maximum borrowing capacity as $28.5 million. The Company calculated this amount in accordance with Connecticut General Statute §38a-55, Hypothecation of Assets, whereby a domestic insurer may not pledge, hypothecate or otherwise encumber its assets to secure its debt in excess of the lesser of 5% of admitted assets or 25% of surplus as reported in its last financial statement filed with the commissioner. The Company owned $0.3 million of FHLB capital stock as of December 31, 2021, which was not eligible for redemption.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Investments in subsidiaries

The table below provides the Company’s loss tracking for subsidiary, controlled and affiliated (“SCA”) entities:

	Reporting Entity’s Share of SCA’s Net Income (Losses)	Accumulated Share of SCA’s Net Income (Losses)	Reporting Entity’s Share of SCA’s Equity including Negative Equity	Guaranteed Obligation/Commitment for Financial Support (Yes/No)	Amount of the Recognized Guarantee under SSAP No. 5R
Lynbrook	$(59,425)	$(166,475)	$(159,498)	No	$—

Lynbrook, with the explicit permission of the Commissioner of the Vermont Department of Financial Regulation, was authorized in conjunction with an excess-of-loss agreement (the “XOL Agreement”) to admit a receivable, the “XOL Asset,” and to not record a deferred tax liability on the XOL Asset. The Company had no guaranteed obligation or commitment for financial support to Lynbrook and admitted no value in this subsidiary for the years ended December 31, 2021 and 2020.

Concentrations of credit risk of financial instruments

Credit exposure related to issuers of financial instruments is inherent in investments with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. We classify debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in our portfolio. As of December 31, 2021, we were not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of capital and surplus. The top five largest exposures were Sun Holdings, MAG Mutual Insurance Company, GCM Grosvenor Diversified Alternatives Issuer LLC., Carrington Holding Company, LLC and PureWest Funding LLC. We have an overall limit on below-investment-grade rated issuer exposure. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We use ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2021	2020	2019

Bonds	$47,748	$29,765	$17,645
Contract loans	78	70	9
Cash and short-term investments	798	383	227
Preferred stock	262	189	—
Mortgage loans	5,082	1,312	—
Other invested assets	4,242	51	—
Derivative instruments	1,446	—	—
Miscellaneous income	3	—	1,206
Amortization of IMR	703	350	397
Less: Investment expenses	6,028	5,195	7,314
Total net investment income	$54,334	$26,925	$12,170

Capital gains and losses

The principal components of realized gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2021	2020	2019	2021	2020	2019

Bonds	$1,110	$(235)	$1,718	$(145)	$(718)	$(117)
Investments in affiliates	—	—	—	392	(3,485)	(7,000)
Other invested assets	—	—	—	1,490	(143)	—
Mortgage loans	(236)	(116)	—	—	—	—
Derivatives	12,030	321	—	6,140	7,974	509
Miscellaneous	7	—	—	110	—	—
Less: IMR	—	—	1,290	—	—	—
Less: Income tax expense (benefit)	5,384	2,181	372	1,595	1,494	107
Net capital gains (losses)	$7,527	$(2,211)	$56	$6,392	$2,134	$(6,715)

Realized gains (losses) include invested asset other-than-temporary impairments of $0.7 million, $0 and $0 for the years ended December 31, 2021, 2020 and 2019, respectively. Proceeds from the sales of investments were $290,605 with $16,665 of realized gains and $1,483 of realized losses for the year ended December 31, 2021. Proceeds from the sales of investments were $162,637 with $5,033 of realized gains and $3,155 of realized losses for the year ended December 31, 2020. Proceeds from the sales of investments were $138.7 million with $2.3 million of realized gains and $0.3 million of realized losses for the year ended December 31, 2019.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

4.    Reserves for Future Policy Benefits

The basis of assumptions for NLA’s major categories of reserves for future policy benefits and claims and settlements as of December 31 are summarized below:

	2021	2020

Life insurance	$256,486	$268,927
Annuities	1,744,938	910,596
A&H reserves	260,305	289,812
Various	4,292	4,567
Total before reinsurance ceded	2,266,021	1,473,902
Less: Reinsurance ceded	1,826,925	1,176,139
Reserves for future policy benefits	$439,096	$297,763

Surrender values are not promised in excess of the legally computed reserves.

For a policy on which the substandard extra premiums are based upon a multiple of standard mortality, the sub-standard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2021 and 2020, the Company had $171.5 million and $189.1 million, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. Net reserves to cover the above insurance totaled $2.9 million and $3.1 million at December 31, 2021 and 2020, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation, and the Company had no premium deficiency reserves at December 31, 2021.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

Non-economic novation with affiliate

During 2021, certain accident and health policies that were issued in Massachusetts and Minnesota, were novated from NLA to NKS in a non-economic assumption reinsurance transaction and accounted for in accordance with Paragraph 65 of SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance. The Company recorded no gain or loss on the transaction, per the SSAP.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

	2021
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$1,521,613	$—	$—	$1,521,613	87%
- at book value less surrender charge of 5% or more	60	—	—	60	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	1,521,673	—	—	1,521,673	87%
At book value without adjustment (minimal or no charge or adjustment)	33,557	—	—	33,557	2%
Not subject to discretionary withdrawal	189,745	—	—	189,745	11%
Total individual annuity actuarial reserves	1,744,975	—	—	1,744,975	100%
Less: Reinsurance ceded	(1,440,079)	—	—	(1,440,079)
Total individual annuity actuarial reserves, net of reinsurance	$304,896	$—	$—	$304,896

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$759,375	$—	$—	$759,375	83%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	759,375	—	—	759,375	83%
At book value without adjustment (minimal or no charge or adjustment)	35,493	—	—	35,493	4%
Not subject to discretionary withdrawal	115,770	—	—	115,770	13%
Total individual annuity actuarial reserves	910,638	—	—	910,638	100%
Less: Reinsurance ceded	(758,532)	—	—	(758,532)
Total individual annuity actuarial reserves, net of reinsurance	$152,106	$—	$—	$152,106

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

	2021
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge or adjustment)	1,972	—	—	1,972	76%
Not subject to discretionary withdrawal	610	—	—	610	24%
Total individual annuity actuarial reserves	2,582	—	—	2,582	100%
Less: Reinsurance ceded	(2,582)	—	—	(2,582)
Total individual annuity actuarial reserves, net of reinsurance	$—	$—	$—	$—

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge or adjustment)	2,116	—	—	2,116	75%
Not subject to discretionary withdrawal	708	—	—	708	25%
Total individual annuity actuarial reserves	2,824	—	—	2,824	100%
Less: Reinsurance ceded	(2,824)	—	—	(2,824)
Total individual annuity actuarial reserves, net of reinsurance	$—	$—	$—	$—

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2021:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$304,896
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	—
Exhibit 7, Deposit-type contracts, line 14, column 1	—
Subtotal	304,896

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	—
Exhibit 3, Line 0399999, column 2	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	—
Subtotal	—
Combined total	$304,896

Withdrawal characteristics of life actuarial reserves as of December 31, 2021 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$—	$—	$—	$—	$—	$—
- Universal life	82,777	82,448	86,372	—	—	—
- Universal life with secondary guarantees	—	—	—	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	118,095	118,095	142,708	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	1,456	1,456	1,456	6,071	6,071	6,071
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	23,035	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,379	XXX	XXX	—
- Disability-active lives	XXX	XXX	285	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	1,251	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	4,254	XXX	XXX	—

Total (gross: direct + assumed)	202,328	201,999	260,740	6,071	6,071	6,071
Less: Reinsurance ceded	168,087	167,757	219,644	—	—	—
Total, net	$34,241	$34,242	$41,096	$6,071	$6,071	$6,071

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves as of December 31, 2020 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$—	$—	$—	$—	$—	$—
- Universal life	87,267	86,807	91,296	—	—	—
- Universal life with secondary guarantees	—	—	—	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	136,466	136,466	148,948	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	1,426	1,426	1,426	5,505	5,505	5,505
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	24,115	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,421	XXX	XXX	—
- Disability-active lives	XXX	XXX	321	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	1,400	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	4,525	XXX	XXX	—

Total (gross: direct + assumed)	225,159	224,699	273,452	5,505	5,505	5,505
Less: Reinsurance ceded	188,985	188,525	230,519	—	—	—
Total, net	$36,174	$36,174	$42,933	$5,505	$5,505	$5,505

Reconciliation of total life insurance and deposit fund liabilities for the year ended December 31, 2021:

Amount

Exhibit 5, Life insurance section, total (net)	$40,600
Exhibit 5, Accidental death benefits section, total (net)	487
Exhibit 5, Disability active lives section, total (net)	—
Exhibit 5, Disability disabled lives section, total (net)	5
Exhibit 5, Miscellaneous reserves section, total (net)	4
Subtotal	41,096

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	6,071
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	6,071
Combined total	$47,167

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Reinsurance

In connection with NLA’s life insurance products, automatic treaties with unaffiliated reinsurers were established, beginning in 1999, covering 100% of net amount at risk for our term products; and 50% to 80% for our universal life and variable universal life products, depending on the individual treaty, on a first dollar basis. NLA had approximately $1.8 billion of net insurance in force, including $5.8 billion of direct in force less $4.0 billion of reinsurance ceded as of December 31, 2021. NLA had approximately $0.2 billion of net insurance in force, including $4.8 billion of direct in force less $4.6 billion of reinsurance ceded as of December 31, 2020.

Effective March 31, 2021, NLA, entered into a modified coinsurance (“MODCO”) reinsurance agreement with PHL. Under the agreement, PHL retrocedes and NLA reinsurers 100% of certain inforce corporate-owned whole life insurance policies assumed by PHL from Nassau Life Insurance Company (“NNY”). Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by NNY and the Company will receive the economic risks and rewards related to the assumed business through MODCO adjustments. The Company paid a $150 million reinsurance allowance under the agreement.

Effective April 1, 2019, the Company entered into a coinsurance funds withheld agreement with a subsidiary captive entity, Lynbrook Re, to reinsure the Company’s guaranteed minimum withdrawal benefit (“GMWB”) riders on fixed indexed annuity contracts. As of December 31, 2021 and 2020, $185.6 million and $113.3 million, respectively, of reserves were ceded under the agreement.

Effective October 1, 2019, the Company entered into a reinsurance agreement (the “Sunrise agreement”) with an affiliate captive entity, Sunrise, to reinsure 80% of its fixed indexed annuity, fixed annuity, and life insurance products issued beginning in 2018 on a coinsurance funds withheld basis. Effective December 31, 2020, the Sunrise agreement was amended to include 69% reinsurance coverage for certain life and A&H products. This block is net of the collected reinsurance provided and paid to the ceding company under any third-party reinsurance agreement (inuring reinsurance). However, it excludes the business where reinsurer consent is required, as consent was not requested. In connection with this amendment, the Company paid Sunrise an initial reinsurance premium consisting of assets with a statutory book value equal to the statutory reserves and liability of approximately $155.8 million less $22.5 million of ceding commission, which was deposited into the existing funds held account. The ceding commission, net of tax, was recognized in surplus and will be amortized into net income over future periods in relation to the profits ceded under the amendment. Reserves ceded under the Sunrise agreement were $1,352.9 million and $765.7 million as of December 31, 2021 and 2020, respectively.

Effective August 3, 2016, NLA (as surviving entity after merger with NTX) entered into a reinsurance agreement with Nassau Re (Cayman), Ltd. (“NKY”) an affiliate on a MODCO basis, to cede 69% of certain net retained business. Effective October 1, 2020 the Company recaptured this MODCO agreement. Total amount of MODCO reserves recaptured was $157.1 million with a recapture fee of $22.1 million paid by the Company to NKY and expensed through miscellaneous fees.

The Company has a treaty with Sunrise, a captive reinsurer in which a risk-based capital shortfall exists per the risk-based capital XXX/AXXX captive reinsurance consolidated exhibit in the amount of $0.5 million. Below is the impact of the RBC shortfall on the TAC:

TAC	RBC Shortfall	TAC before RBC Shortfall
(in millions)

$143.8	$0.5	$144.3

The Company had no cessions to captive reinsurers in which a non-zero primary security shortfall exists.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Effective August 3, 2016, NLA (as surviving entity after merger with NTX) entered into a reinsurance agreement with American Progressive (“APLH”), (a former affiliate of NTX) on a coinsurance funds withheld basis, to assume 100% of APLH’s net retained traditional insurance business. This transaction was net of the reinsurance provided under any third-party reinsurance agreements. Concurrently, APLH entered into a funds withheld custody account agreement, whereby the assets associated with the coinsurance agreement are held in a custodial bank account to secure the obligations of the Company. Policy and Contract liabilities of approximately $51.4 million were transferred by American Progressive to the Company. The supporting assets held by APLH were deposited into the Funds Withheld custody account for the benefit of the Company. As of December 31, 2021, the assumed reserves were $20.2 million for life and $18.6 million for A&H. As of December 31, 2020, the assumed reserves were $19.9 million for life and $20.1 million for A&H.

Before consideration of the Coinsurance Funds Withheld agreement mentioned above, the Company reinsures between 50% and 100% of most of its accident and health and life business to unaffiliated reinsurers.

On April 24, 2009, the Company completed the closing of a life insurance and annuity reinsurance transaction with Commonwealth Annuity and Life Insurance Company (“Commonwealth”). Under this transaction, the Company reinsured substantially all of its in force life insurance and annuity business under a 100% coinsurance treaty. Since the business reinsured was in force business, the Company has established a deferred ceding allowance, which is being amortized into income.

Effective October 1, 2010, substantially all the annuity portion of the Commonwealth transaction was commuted with Commonwealth and reinsured with Athene, a Bermuda reinsurer. All the assets for this block of business are held in a trust account for the benefit of the Company and its affiliates. The assets in the trust account are maintained at a minimum of 106% of reserve liabilities. As of December 31, 2021, the policy and contract liabilities ceded to Athene are $31.3 million with assets in the trust totaling $40.7 million.

Effective March 31, 2019, the Company recaptured the life block reinsured with Wilton Re. This transaction resulted in an increase to the Company’s reserves of $14,439, which Wilton Re paid to the Company in exchange for a recapture fee of $786 paid from the Company to Wilton Re.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, 2021 and 2020 is set forth below:

	2021	2020

Direct premiums and annuity considerations	$894,245	$682,906
Reinsurance assumed - non-affiliate	14,143	15,463
Reinsurance assumed - affiliate	4,636	—
Reinsurance ceded - non-affiliate	(28,083)	(32,775)
Reinsurance ceded - affiliate	(688,956)	(484,598)
Net premiums and annuity considerations	$195,985	$180,996

Direct commissions and expense allowance	$87,853	$77,942
Reinsurance assumed - non-affiliate	416	2,496
Reinsurance assumed - affiliate	150,123	—
Reinsurance ceded - non-affiliate	(3,637)	(4,051)
Reinsurance ceded - affiliate	(81,648)	(54,627)
Net commissions and expense allowance	$153,107	$21,760

Direct policy and contract claims incurred	$104,223	$107,017
Reinsurance assumed - non-affiliate	12,272	14,599
Reinsurance assumed - affiliate	8,599	—
Reinsurance ceded - non affiliate	(42,277)	(49,722)
Reinsurance ceded - affiliate	(39,370)	(37,680)
Net policy and contract claims incurred	$43,447	$34,214

Direct policy and contract claims payable	$19,435	$15,300
Reinsurance assumed - non-affiliate	2,296	6,293
Reinsurance assumed - affiliate	—	—
Reinsurance ceded - non-affiliate	(9,043)	(9,352)
Reinsurance ceded - affiliate	(7,367)	(6,635)
Net policy and contract claims payable	$5,321	$5,606

Direct life insurance in force	$4,133,375	$4,768,410
Reinsurance assumed	1,679,951	79,475
Reinsurance ceded	(4,019,343)	(4,649,192)
Net insurance in force	$1,793,983	$198,693

In the event all, including affiliated, reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $259.4 million and $156.5 million for the years ended December 31, 2021 and 2020, respectively.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Unpaid A&H Claims

Unpaid A&H claims (“reserves”) as of December 31, 2020 were $45.9 million. For the year ended December 31, 2021, $13.4 million has been paid for incurred losses attributable to insured events of prior years and $11.5 million has been paid for incurred losses attributable to the current year. For the year ended December 31, 2021, $1.0 million has been incurred for losses attributable to prior years and $20.3 million has been incurred for losses attributable to the current year. Reserves as of December 31, 2021 were $42.3 million as a result of unpaid claims, principally on the guaranteed renewable line of business. Increases or (decreases) were generally the result of ongoing analysis of recent loss development trends.

Reserves as of December 31, 2019 were $122.4 million. For the year ended December 31, 2020, $18.3 million had been paid for incurred losses attributable to insured events of prior years and $18.1 million has been paid for incurred losses attributable to the current year. For the year ended December 31, 2020, ($67.3) million has been incurred for losses attributable to prior years and $27.1 million has been incurred for losses attributable to the current year. Reserves as of December 31, 2020 were $45.9 million as a result of unpaid claims, principally on the guaranteed renewable line of business. Increases or (decreases) were generally the result of ongoing analysis of recent loss development trends. During 2020, $51.6 million of the decrease in the reserve related to the coinsurance treaty with affiliate Sunrise Re.

Reserves as of December 31, 2018 were $122.4 million. For the year ended December 31, 2019, $17.1 million had been paid for incurred losses attributable to insured events of prior years and $18.7 million has been paid for incurred losses attributable to the current year. For the year ended December 31, 2019, ($9.5) million has been incurred for losses attributable to prior years and $45.4 million has been incurred for losses attributable to the current year. Reserves as of December 31, 2019 were $122.4 million as a result of unpaid claims, principally on the guaranteed renewable line of business. Increases or (decreases) were generally the result of ongoing analysis of recent loss development trends.

Interest of $1.6 million and $1.8 million was accrued in 2021 and 2020, respectively, on prior year’s long term care and disability income reserves.

5.    Premiums and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new business	$22	$22
Ordinary renewal	$4,467	$3,373
Total	$4,489	$3,395

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new business	$202	$82
Ordinary renewal	4,933	3,718
Total	$5,135	$3,800

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

6.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities for its Variable Universal Life product into a separate account, which is authorized by Connecticut General Statute §38a-433.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2021 and 2020, the Company separate account statement included legally insulated assets of $6.1 million and $5.5 million, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

All separate account liabilities are non-guaranteed. Reserves for separate account liabilities at fair value were $6.1 million and $5.5 million as of December 31, 2021 and 2020, respectively.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits in the Statements of Income and Changes in Capital and Surplus, were as follows:

	2021	2020	2019
From Separate Accounts Annual Statement:
Transfers to separate accounts	$94	$87	$77
Transfers from separate accounts	(167)	(118)	(535)
Net transfers to/(from) separate accounts	$(73)	$(31)	$(458)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(73)	$(31)	$(458)

7.     Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$36,002	$468	$36,470	$13,575	$348	$13,923	$22,427	$120	$22,547
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	36,002	468	36,470	13,575	348	13,923	22,427	120	22,547
Less: Deferred tax assets non-admitted	31,489	237	31,726	7,120	348	7,468	24,369	(111)	24,258
Subtotal net admitted deferred tax assets	4,513	231	4,744	6,455	—	6,455	(1,942)	231	(1,711)
Less: Deferred tax liabilities	1,643	231	1,874	1,493	—	1,493	150	231	381
Net deferred tax assets	$2,870	$—	$2,870	$4,962	$—	$4,962	$(2,092)	$—	$(2,092)

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	2,870	—	2,870	4,962	—	4,962	(2,092)	—	(2,092)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	2,870	—	2,870	4,962	—	4,962	(2,092)	—	(2,092)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	17,047	XXX	XXX	15,453	XXX	XXX	1,594
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	1,643	231	1,874	1,493	—	1,493	150	231	381
Deferred tax assets admitted as the result of application of SSAP 101	$4,513	$231	$4,744	$6,455	$—	$6,455	$(1,942)	$231	$(1,711)

	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount	777%	812%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$113,647	$102,220

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$36,002	$468	$13,575	$348	$22,427	$120
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$4,513	$231	$6,455	$—	$(1,942)	$231
(% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies due to projected future taxable income generated.

The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that the Company will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2021 and 2020 were as follows:

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

	2021	2020	Change
Current income tax:
Federal	$(9,646)	$(11,191)	$1,545
Subtotal	(9,646)	(11,191)	1,545
Federal income tax on net capital gains	5,384	2,181	3,203
Other	—	(47)	47
Federal and foreign income tax expense (benefit) incurred	$(4,262)	$(9,057)	$4,795

Deferred tax assets:
Ordinary:
Policyholder reserves	$4,920	$3,793	$1,127
Investments	—	121	(121)
Deferred acquisition costs	3,588	7,738	(4,150)
Net operating loss carryforward	26,433	622	25,811
Tax credit carryforward	296	465	(169)
Other (including items <5% of total ordinary tax assets)	765	836	(71)
Subtotal	36,002	13,575	22,427
Non-admitted	31,489	7,120	24,369
Admitted ordinary deferred tax assets	$4,513	$6,455	$(1,942)

Capital:
Investments	$468	$348	$120
Subtotal	468	348	120
Non-admitted	237	348	(111)
Admitted capital deferred tax assets	231	—	231
Admitted deferred tax assets	$4,744	$6,455	$(1,711)

Deferred tax liabilities:
Ordinary:
Investments	$576	$187	$389
Policyholder reserves	515	679	(164)
Other	552	627	(75)
Subtotal	1,643	1,493	150

Capital:
Investments	231	—	231
Policyholder reserves	—	—	—
Other	—	—	—
Subtotal	231	—	231
Deferred tax liabilities	1,874	1,493	381
Net admitted deferred tax assets/liabilities	$2,870	$4,962	$(2,092)

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(128,082)	$(26,897)	21.0%
Interest maintenance reserve	5,562	1,168	(0.9%)
Deferred ceding allowance	(4,089)	(859)	0.7%
Dividends received deduction	(76)	(16)	—%
Return to provision	—	—	—%
Rate change	—	—	—%
Change in non-admitted assets and other	(5,465)	(1,148)	0.9%
Total statutory income tax	$(132,150)	$(27,752)	21.7%

Federal income taxes incurred		$(9,646)	7.5%
Tax on capital gains/(losses)		5,384	(4.2%)
Prior year adjustment		—	—%
Change in net deferred income tax expense/(benefit)		(23,490)	18.3%
Total statutory income tax		$(27,752)	21.7%

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(7,487)	$(1,572)	21.0%
Interest maintenance reserve	679	143	(1.9%)
Deferred ceding allowance	(1,121)	(235)	3.1%
Dividends received deduction	(9)	(2)	—%
Return to provision	(2,788)	(585)	7.8%
Rate change	(16,776)	(3,523)	47.1%
Change in non-admitted assets and other	686	144	(1.9%)
Total statutory income tax	$(26,816)	$(5,631)	75.2%

Federal income taxes incurred		$(11,418)	152.5%
Tax on capital gains/(losses)		2,181	(29.1%)
Prior year adjustment		180	(2.4%)
Change in net deferred income tax expense/(benefit)		3,426	(45.8%)
Total statutory income tax		$(5,631)	75.2%

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

	December 31, 2019
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$4,425	$929	21.0%
Interest maintenance reserve	(79)	(17)	(0.4%)
Dividends received deduction	(10)	(2)	—%
Return to provision	1	—	—%
Uncertain tax position (BEAT tax)	(5,238)	(1,100)	(24.9%)
Other, including prior year true-up	3,471	729	16.5%
Total statutory income tax	$2,570	$540	12.2%

Federal income taxes incurred		$(1,509)	(34.1%)
Tax on capital gains/(losses)		372	8.4%
Change in net deferred income tax expense/(benefit)		1,677	37.9%
Total statutory income tax		$540	12.2%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2021	2020

The Company had net operating loss carryforwards of	$125,870	$2,962
The Company had capital loss carryforwards of	—	—
The Company alternative minimum tax credit carryforwards of	—	—

As a result of The Tax Cuts and Jobs Act (the “TCJA”), the alternative minimum tax (“AMT”) is repealed. On March 27, 2020, President Trump signed into law H.R. 748, “Coronavirus Aid, Relief, and Economic Security Act,” the tax legislation commonly known as the CARES Act (the “Act”). Pursuant to 2303(b)(1) of the Act, a corporation is permitted to carry back losses arising from tax years 2018, 2019 and 2020 to each of the five tax years preceding the taxable year of such loss. The current tax benefit of $9 million for the year ended December 31, 2020 is mainly attributable to the carryback of net operating losses to a prior tax year.

The Company had no income tax expense for 2021, 2020 or 2019 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2021 or 2020.

The Company’s U.S. federal income return for years 2017 and after and may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2021 and 2020. As of December 31, 2021, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

On June 30, 2020, NTX and NKS were contributed by their parent, The Nassau Companies to the Company in the form of a common stock contribution. As a result, NKS and NTX are wholly owned subsidiaries of the Company and are included in the consolidated federal tax return filed by Company and its subsidiary Lynbrook Re (the “NLA Group”). On December 31, 2020, NTX was merged into the Company pursuant to a merger agreement. See Note 1 to these financial statements for additional information regarding the acquisition. The Company and its subsidiaries entered into a tax sharing agreement effective for 2020. Under the terms of the agreement, NLA will utilize Lynbrook’s losses in consolidation resulting in an intercompany payable that will be settled when Lynbrook generates taxable income on a standalone basis.

The Tax Cuts and Jobs Act provides BEAT which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2021 and 2020. Accordingly, the BEAT liability was $0 for the years ended December 31, 2021 and 2020.

8.    Related Party Transactions

An affiliate, The Nassau Companies of New York (“NCNY”), provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $20.9 million, $23.9 million and $9.2 million for the years ended December 31, 2021, 2020 and 2019, respectively. The amounts payable to NCNY were $0.7 million and $0.5 million as of December 31, 2021 and 2020, respectively.

The Company provided services to NKS that are reimbursed through a cost sharing agreement. Expenses allocated to NKS were $0, $0 and $3.6 million for the years ended December 31, 2021, 2020 and 2019 respectively. The amounts due from NKS were $0 and $0 as of December 31, 2021 and 2020 respectively.

NNY pays commissions to producers who sell the Company’s non-registered life and annuity products. The Company reimbursed NNY for commissions paid on the Company’s behalf of $87.8 million, $74.9 million and $28.2 million for the years ended December 31, 2021, 2020 and 2019, respectively. The amounts due to NNY were $5.8 million and $3.3 million as of December 31, 2021 and 2020, respectively.

Saybrus Partners, LLC (“Saybrus Partners”), a former affiliate of NLA, provided wholesaling services to various third party distributors and affiliates of variable life insurance and variable annuities. The Company reimbursed Saybrus Partners for commissions paid of $6.9 million, $9.2 million and $3.5 million as of December 31, 2021, 2020 and 2019, respectively. Commission amounts payable to Saybrus Partners were $0 and $0.5 million as of December 31, 2021 and 2020, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $5.5 million, $3.2 million and $1.5 million for the years ended December 31, 2021, 2020 and 2019, respectively. Amounts due to NAMCO were $0.2 million and $0 as of December 31, 2021 and 2020, respectively.

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd., and Nassau Euro CLO I DAC (the “Nassau CLOs”) totaling $30.7 million par with a fair value of $19.8 million and $34.3 million par with a fair value of $17.6 million at December 31, 2021 and 2020, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC, an affiliate of NLA.

The Company has investments in NCNY long-term bonds, which have a par value of $15.0 million and $13.1 million at December 31, 2021 and 2020, respectively, and a fair value of $11.1 million and $8.1 million at December 31, 2021 and 2020, respectively.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

In September 2019, the Company invested in Class B Notes issued by Nassau 2019 CFO, LLC, a collateralized fund obligation managed by an affiliate. These Class B Notes have a par and fair value of $1.2 million and $1.3 million at December 31, 2021 and 2020, respectively.

In November 2021, the Company invested in NNY surplus notes, which have a par value of $2.2 million and a fair value of $2.1 million at December 31, 2021.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2021, no amounts were overdue.

The Company received a capital contribution from its Parent of $150.0 million in 2021.

Prior to the Merger, NTX paid ordinary dividends of $4.0 million in 2019.

9.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

We use pricing vendors to estimate fair value for the majority of our public bonds and preferred stock. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

The following table provides information as of December 31, 2021 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2021
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$372	$5,670	$6,042
Preferred stock	—	1,760	—	1,760
Common stock	—	—	402	402
Derivatives	—	59,404	—	59,404
Separate account assets	6,071	—	—	6,071
Total assets at fair value	$6,071	$61,536	$6,072	$73,679

Liabilities at fair value:
Derivatives	$—	$26,674	$—	$26,674
Total liabilities at fair value	$—	$26,674	$—	$26,674

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2021.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

The following table provides information as of December 31, 2020 about the Company’s financial assets and liabilities measured and reported at fair value.

	2020
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$—	$1,188	$1,188
Common stock	—	—	300	300
Derivatives	—	39,559	—	39,559
Separate account assets	5,505	—	—	5,505
Total assets at fair value	$5,505	$39,559	$1,488	$46,552

Liabilities at fair value:
Derivatives	$—	$17,881	$—	$17,881
Total liabilities at fair value	$—	$17,881	$—	$17,881

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2021	2020
Level 3 Assets:
Balance, beginning of period	$1,488	$2,027
Purchases	29,713	300
Sales	—	—
Settlements	—	—
Transfers into level 3	2,426	1,188
Transfers out of level 3	(25,644)	(884)
Realized losses	(2,215)	—
Unrealized gains (losses)	304	(1,143)
Amortization/accretion	—	—
Balance, end of period	$6,072	$1,488

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements                                                                                                                                         (continued)
(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2021 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$1,506,937	$1,457,963	$—	$1,174,173	$332,764	$—
Common stock	402	402	—	—	402	—
Cash, cash equivalents and short-term investments	54,821	54,822	54,321	500	—	—
Preferred stocks	7,125	6,798	—	1,800	5,325	—
Surplus debentures & capcos	1,151	947	—	1,151	—	—
Mortgage loans	176,419	175,822	—	—	176,419	—
Derivatives	32,731	35,465	—	32,731	—	—
Separate account assets	6,071	6,071	6,071		—	—
Total financial instruments	$1,785,657	$1,738,290	$60,392	$1,210,355	$514,910	$—

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2020 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$978,175	$914,343	$—	$780,611	$197,564	$—
Common stock	300	300	—	—	300	—
Cash, cash equivalents and short-term investments	94,651	94,648	90,175	4,476	—	—
Preferred stocks	7,379	6,687	—	1,861	5,518	—
Surplus debentures & capcos	1,188	947	—	1,188	—	—
Mortgage loans	60,157	57,943	—	—	60,157	—
Derivatives	21,678	21,678	—	21,678	—	—
Separate account assets	5,505	5,505	5,505	—	—	—
Total financial instruments	$1,169,033	$1,102,051	$95,680	$809,814	$263,539	$—

As of December 31, 2021 and 2020, the Company had no investments where it is not practicable to estimate fair value.

10.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs may be seeking indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

11.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2021, the Company had unfunded commitments of $66.5 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2021, the Company had open commitments of $51.7 million.

12.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company held $150.0 million and $0 of notional swap instruments with off-balance sheet risk at December 31, 2021 and 2020, respectively.

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2021 and 2020, the Company posted $11.8 million and $0, respectively, in collateral.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

13.    The Merger

On December 31, 2020, NLA merged with wholly owned subsidiary NTX after receipt of insurance regulatory approval by the Department on December 15, 2020 with NLA as the surviving entity. The former domiciliary regulator of NTX, The Texas Department of Insurance, provided their approval on November 3, 2020. In accordance with SSAP No. 68, the Company accounted for this as a statutory merger. Income of the combined reporting entity includes income of the constituents for the entire fiscal periods presented and the balance sheet and the statements of operations as of and for all years presented were restated, as required by SSAP No. 3.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the twelve months ended December 31, 2020 were as follows:

	NLA	NTX
	($ in millions)

Revenue	$201.4	$(101.8)
Net income (loss)	$(13.0)	$14.6
Other surplus adjustments	$10.7	$17.9

14.    Subsequent Events

The Company has evaluated events subsequent to December 31, 2021 and through the financial statement issuance date of April 1, 2022. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2021
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$27,938	$28,361	$27,938
States, municipalities and political subdivisions	6,232	7,440	6,232
Foreign governments	19,420	20,209	19,420
All other corporate bonds [1]	1,368,882	1,416,796	1,368,671
Redeemable preferred stock	6,687	7,125	6,798
Total fixed maturities	1,429,159	1,479,931	1,429,059
Equity securities:
Common stock:
Industrial, miscellaneous and all other	402	402	402
Nonredeemable preferred stock	—	—	—
Total equity securities	402	402	402
Mortgage loans	175,822	176,066	175,822
Real estate, at depreciated cost	—	XXX	—
Contract loans	3,607	XXX	3,607
Other invested assets [2]	77,563	76,962	76,758
Cash and short-term investments	54,822	54,822	54,822
Receivables for securities	18,427	XXX	18,427
Total cash and invested assets	$1,759,802		$1,758,897
———————
[1] Amortized cost and fair value amounts exclude $36,932 and $34,131, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $805 of non-admitted other invested assets.

See accompanying independent auditors’ report

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2020
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$29,793	$31,306	$29,793
States, municipalities and political subdivisions	5,882	7,311	5,882
Foreign governments	—	—	—
All other corporate bonds [1]	841,403	906,347	841,403
Redeemable preferred stock	—	—	—
Total fixed maturities	877,078	944,964	877,078
Equity securities:
Common stock:
Industrial, miscellaneous and all other	300	300	300
Nonredeemable preferred stock	6,687	7,378	6,687
Total equity securities	6,987	7,678	6,987
Mortgage loans	57,943	60,041	57,943
Real estate, at depreciated cost	—	XXX	—
Contract loans	3,720	XXX	3,720
Other invested assets [2]	14,081	13,483	13,243
Cash and short-term investments	94,648	94,650	94,648
Receivables for securities	1,192	XXX	1,192
Total cash and invested assets	$1,055,649		$1,054,811
———————
[1] Amortized cost and fair value amounts exclude $38,560 and $33,210, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to$838 of non-admitted other invested assets.

See accompanying independent auditors’ report

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Supplementary Insurance Information
For the years ended December 31, 2021, 2020 and 2019
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2021:
Insurance Segment	$439,096	$5,321	$195,985	$54,334	$194,201	$282,881

2020:
Insurance Segment	$297,763	$5,606	180,996	$26,925	$(38,184)	$145,266

2019:
Insurance Segment	$373,955	$16,708	$94,060	$12,170	$76,978	$63,881

See accompanying independent auditors’ report

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2021, 2020 and 2019
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2021	$4,133,375	$4,019,343	$1,679,951	$1,793,983	94%
2020	4,768,410	4,649,192	79,475	198,693	40%
2019	4,944,544	4,817,459	88,062	215,147	41%

Life and A&H insurance premiums:
2021	$894,245	$717,039	$18,779	$195,985	10%
2020	682,906	517,373	15,463	180,996	9%
2019	316,072	252,748	30,736	94,060	33%

See accompanying independent auditors’ report

ANNUAL REPORT

NASSAU LIFE AND

ANNUITY VARIABLE

UNIVERSAL LIFE ACCOUNT

December 31, 2021

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Alger Capital Appreciation Portfolio – Class I-2 Shares			Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares			DWS Equity 500 Index VIP –Class A			Federated Hermes Fund for U.S. Government Securities II
Assets:
Investments at fair value	$		544,327	$		33,434	$		442,806	$		122,009

Total assets	$		544,327	$		33,434	$		442,806	$		122,009

Total net assets	$		544,327	$		33,434	$		442,806	$		122,009

Units outstanding			28,655			7,775			23,646			19,811

Investment shares held			5,770			231			14,653			11,392

Investments at cost	$		381,796	$		14,923	$		180,656	$		129,933

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge		$19.00	28,655		$4.30	7,775		$18.73	23,646		$6.16	19,811

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Federated Hermes Government Money Fund II - Service Shares			Federated Hermes High Income Bond Fund II – Primary Shares			Fidelity® VIP Contrafund® Portfolio – Service Class			Fidelity® VIP Growth Opportunities Portfolio – Service Class
Assets:
Investments at fair value	$		716,776	$		759	$		222,426	$		235,010

Total assets	$		716,776	$		759	$		222,426	$		235,010

Total net assets	$		716,776	$		759	$		222,426	$		235,010

Units outstanding			692,867			63			9,061			8,333

Investment shares held			716,776			119			4,119			2,973

Investments at cost	$		716,776	$		873	$		117,651	$		107,300

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge		$1.03	692,867		$12.13	63		$24.55	9,061		$28.20	8,333

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Fidelity® VIP Growth Portfolio – Service Class			Fidelity® VIP Investment Grade Bond Portfolio – Service Class			Franklin Income VIP Fund – Class 2			Franklin Mutual Shares VIP Fund – Class 2
Assets:
Investments at fair value	$		384,426	$		12,819	$		63,416	$		51,903

Total assets	$		384,426	$		12,819	$		63,416	$		51,903

Total net assets	$		384,426	$		12,819	$		63,416	$		51,903

Units outstanding			22,429			6,772			24,331			5,067

Investment shares held			3,780			972			3,784			2,703

Investments at cost	$		226,533	$		12,505	$		66,558	$		43,255

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge		$17.14	22,429		$1.89	6,772		$2.61	24,331		$10.24	5,067

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Invesco Oppenheimer V.I. Main Street Small Cap Fund®			Invesco V.I. American Franchise Fund – Series I Shares			Invesco V.I. Core Equity Fund – Series I Shares			Invesco V.I. Equity and Income Fund – Series II Shares
Assets:
Investments at fair value	$		1,038	$		119,650	$		38,787	$		68,333

Total assets	$		1,038	$		119,650	$		38,787	$		68,333

Total net assets	$		1,038	$		119,650	$		38,787	$		68,333

Units outstanding			267			27,841			10,487			21,946

Investment shares held			34			1,350			1,026			3,325

Investments at cost	$		820	$		74,055	$		28,358	$		61,166

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge		$3.89	267		$4.30	27,841		$3.70	10,487		$3.11	21,946

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares			Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares			Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares			Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
Assets:
Investments at fair value	$		40,731	$		242,414	$		61,733	$		972

Total assets	$		40,731	$		242,414	$		61,733	$		972

Total net assets	$		40,731	$		242,414	$		61,733	$		972

Units outstanding			14,169			71,819			19,784			396

Investment shares held			3,311			6,054			2,203			27

Investments at cost	$		38,886	$		185,112	$		45,417	$		890

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge		$2.87	14,169		$3.38	71,819		$3.12	19,784		$2.46	396

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class			PIMCO Real Return Portfolio – Advisor Class			PIMCO Total Return Portfolio – Advisor Class			Templeton Developing Markets VIP Fund – Class 2
Assets:
Investments at fair value	$		20,582	$		1,225	$		11,256	$		21,475

Total assets	$		20,582	$		1,225	$		11,256	$		21,475

Total net assets	$		20,582	$		1,225	$		11,256	$		21,475

Units outstanding			23,291			612			5,381			1,475

Investment shares held			2,625			88			1,047			2,013

Investments at cost	$		66,110	$		1,139	$		10,858	$		28,333

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge		$0.88	23,291		$2.00	612		$2.09	5,381		$14.56	1,475

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Templeton Foreign VIP Fund – Class 2			Templeton Growth VIP Fund – Class 2			TVST Touchstone Bond Fund			TVST Touchstone Common Stock Fund
Assets:
Investments at fair value	$		5,806	$		86,485	$		1,939	$		4,434

Total assets	$		5,806	$		86,485	$		1,939	$		4,434

Total net assets	$		5,806	$		86,485	$		1,939	$		4,434

Units outstanding			995			11,141			1,072			1,008

Investment shares held			427			7,462			187			327

Investments at cost	$		4,356	$		86,902	$		1,964	$		3,413

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge		$5.89	995		$7.76	11,141		$1.81	1,072		$4.40	1,008

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	TVST Touchstone Small Company Fund			Virtus Duff & Phelps Real Estate Securities Series – Class A Shares			Virtus KAR Capital Growth Series – Class A Shares			Virtus KAR Enhanced Core Equity Series – Class A Shares
Assets:
Investments at fair value	$		35,849	$		43,766	$		380,918	$		716,905

Total assets	$		35,849	$		43,766	$		380,918	$		716,905

Total net assets	$		35,849	$		43,766	$		380,918	$		716,905

Units outstanding			8,686			1,429			27,411			63,745

Investment shares held			1,874			1,729			7,748			56,405

Investments at cost	$		26,999	$		42,558	$		150,377	$		685,150

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge		$4.13	8,686		$30.62	1,429		$13.90	27,411		$11.25	63,745

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Virtus KAR Small-Cap Growth Series – Class A Shares			Virtus KAR Small-Cap Value Series – Class A Shares		Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares		Virtus SGA International Growth Series – Class A Shares
Assets:
Investments at fair value	$		145,319		$352,951		$198,561	$		232,590

Total assets	$		145,319		$352,951		$198,561	$		232,590

Total net assets	$		145,319		$352,951		$198,561	$		232,590

Units outstanding			3,115		15,991		19,622			23,699

Investment shares held			4,018		17,754		21,124			16,152

Investments at cost	$		93,187		$267,098		$197,201	$		204,075

	Unit Value		Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value		Units Outstanding
Corporate Edge		$46.65	3,115	$22.07	15,991	$10.12	19,622		$9.81	23,699

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Virtus Strategic Allocation Series – Class A Shares			Wanger International			Wanger Select			Wanger USA
Assets:
Investments at fair value	$		6,794	$		97,984	$		1,123	$		300,877

Total assets	$		6,794	$		97,984	$		1,123	$		300,877

Total net assets	$		6,794	$		97,984	$		1,123	$		300,877

Units outstanding			536			6,659			52			13,634

Investment shares held			388			3,004			58			11,689

Investments at cost	$		5,606	$		61,950	$		954	$		282,074

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge		$12.67	536		$14.71	6,659		$21.56	52		$22.07	13,634

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

	Alger Capital Appreciation Portfolio – Class I-2 Shares	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	DWS Equity 500 Index VIP –Class A	Federated Hermes Fund for U.S. Government Securities II
Income:

Dividends	$-	$267	$6,198	$2,541

Net investment income (loss)	-	267	6,198	2,541

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	64,359	358	972	(63)

Realized gain distributions	112,549	908	18,176	-

Realized gain (loss)	176,908	1,266	19,148	(63)

Change in unrealized appreciation (depreciation) during the year	(90,120)	5,239	76,149	(5,036)

Net increase (decrease) in net assets from operations	$86,788	$6,772	$101,495	$(2,558)

	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II – Primary Shares	Fidelity® VIP Contrafund® Portfolio – Service Class	Fidelity® VIP Growth Opportunities Portfolio – Service Class
Income:

Dividends	$12	$38	$94	$-

Net investment income (loss)	12	38	94	-

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	-	(33)	3,713	361

Realized gain distributions	-	-	25,308	21,267

Realized gain (loss)	-	(33)	29,021	21,628

Change in unrealized appreciation (depreciation) during the year	(0)	35	23,027	4,948

Net increase (decrease) in net assets from operations	$12	$40	$52,142	$26,576

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Fidelity® VIP Growth Portfolio – Service Class	Fidelity® VIP Investment Grade Bond Portfolio – Service Class	Franklin Income VIP Fund – Class 2	Franklin Mutual Shares VIP Fund – Class 2
Income:

Dividends	$-	$250	$2,842	$1,450

Net investment income (loss)	-	250	2,842	1,450

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	987	(2)	198	979

Realized gain distributions	73,862	347	-	-

Realized gain (loss)	74,849	345	198	979

Change in unrealized appreciation (depreciation) during the year	(1,023)	(682)	6,314	3,726

Net increase (decrease) in net assets from operations	$73,826	$(87)	$9,354	$6,155

	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Invesco V.I. American Franchise Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Equity and Income Fund – Series II Shares
Income:

Dividends	$2	$-	$238	$1,092

Net investment income (loss)	2	-	238	1,092

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	1	(1,021)	247	580

Realized gain distributions	64	13,723	814	652

Realized gain (loss)	65	12,702	1,061	1,232

Change in unrealized appreciation (depreciation) during the year	69	(1,066)	7,317	8,628

Net increase (decrease) in net assets from operations	$136	$11,636	$8,616	$10,952

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
Income:

Dividends	$1,234	$2,360	$338	$-

Net investment income (loss)	1,234	2,360	338	-

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	160	8	1,773	1

Realized gain distributions	653	24,198	5,474	113

Realized gain (loss)	813	24,206	7,247	114

Change in unrealized appreciation (depreciation) during the year	(739)	27,595	7,692	(35)

Net increase (decrease) in net assets from operations	$1,308	$54,161	$15,277	$79

	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Templeton Developing Markets VIP Fund – Class 2
Income:

Dividends	$794	$53	$213	$212

Net investment income (loss)	794	53	213	212

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	107	1	(57)	98

Realized gain distributions	-	-	495	485

Realized gain (loss)	107	1	438	583

Change in unrealized appreciation (depreciation) during the year	4,352	7	(872)	(2,071)

Net increase (decrease) in net assets from operations	$5,253	$61	$(221)	$(1,276)

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Templeton Foreign VIP Fund – Class 2	Templeton Growth VIP Fund – Class 2	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund
Income:

Dividends	$111	$963	$47	$23

Net investment income (loss)	111	963	47	23

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	11	10,297	(-)	4

Realized gain distributions	-	-	11	139

Realized gain (loss)	11	10,297	11	143

Change in unrealized appreciation (depreciation) during the year	118	(10,785)	(67)	584

Net increase (decrease) in net assets from operations	$240	$475	$(9)	$750

	TVST Touchstone Small Company Fund	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	Virtus KAR Capital Growth Series – Class A Shares	Virtus KAR Enhanced Core Equity Series – Class A Shares
Income:

Dividends	$25	$267	$-	$15,571

Net investment income (loss)	25	267	-	15,571

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	308	1,907	9,559	5,407

Realized gain distributions	660	702	39,350	27,707

Realized gain (loss)	968	2,609	48,909	33,114

Change in unrealized appreciation (depreciation) during the year	6,225	12,981	(9,772)	63,044

Net increase (decrease) in net assets from operations	$7,218	$15,857	$39,137	$111,729

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Virtus KAR Small-Cap Growth Series – Class A Shares	Virtus KAR Small-Cap Value Series – Class A Shares	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	Virtus SGA International Growth Series – Class A Shares
Income:

Dividends	$-	$405	$5,580	$-

Net investment income (loss)	-	405	5,580	-

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	186	1,056	(6)	9

Realized gain distributions	20,979	43,992	-	18,770

Realized gain (loss)	21,165	45,048	(6)	18,779

Change in unrealized appreciation (depreciation) during the year	(14,151)	13,811	(3,745)	(1,251)

Net increase (decrease) in net assets from operations	$7,014	$59,264	$1,829	$17,528

	Virtus Strategic Allocation Series – Class A Shares	Wanger International	Wanger Select	Wanger USA
Income:

Dividends	$25	$507	$-	$2,324

Net investment income (loss)	25	507	-	2,324

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	(123)	3,334	(4,097)	27,705

Realized gain distributions	561	1,391	125	9,792

Realized gain (loss)	438	4,725	(3,972)	37,497

Change in unrealized appreciation (depreciation) during the year	(146)	9,891	(68)	(9,755)

Net increase (decrease) in net assets from operations	$317	$15,123	$(4,040)	$30,066

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

	Alger Capital Appreciation Portfolio – Class I-2 Shares		Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$-	$-	$267	$287

Realized gains (losses)	176,908	59,608	1,266	796

Unrealized appreciation (depreciation) during the year	(90,120)	76,941	5,239	2,032

Net increase (decrease) in net assets from operations	86,788	136,549	6,772	3,115

Contract transactions:

Payments received from contract owners	2,419	4,260	-	-

Transfers between Investment Options (including Guaranteed Interest Account), net	1,071	(114)	(757)	(719)

Transfers for contract benefits and terminations	(8)	(235)	-	(1)

Contract maintenance charges	(6,836)	(8,363)	(632)	(597)

Net increase (decrease) in net assets resulting from contract transactions	(3,354)	(4,452)	(1,389)	(1,317)

Total increase (decrease) in net assets	83,434	132,097	5,383	1,798

Net assets at beginning of period	460,895	328,798	28,051	26,253

Net assets at end of period	$544,329	$460,895	$33,434	$28,051

	DWS Equity 500 Index VIP – Class A		Federated Hermes Fund for U.S. Government Securities II
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$6,198	$5,019	$2,541	$2,826

Realized gains (losses)	19,148	14,588	(63)	37

Unrealized appreciation (depreciation) during the year	76,149	7,727	(5,036)	3,119

Net increase (decrease) in net assets from operations	101,495	27,334	(2,558)	5,982

Contract transactions:

Payments received from contract owners	9,024	-	6,219	7,395

Transfers between Investment Options (including Guaranteed Interest Account), net	(2,405)	(114,737)	1,460	1,239

Transfers for contract benefits and terminations	1	1	(1)	-

Contract maintenance charges	(12,044)	(12,070)	(6,146)	(6,409)

Net increase (decrease) in net assets resulting from contract transactions	(5,424)	(126,806)	1,532	2,225

Total increase (decrease) in net assets	96,071	(99,472)	(1,026)	8,207

Net assets at beginning of period	346,735	446,207	123,035	114,828

Net assets at end of period	$442,806	$346,735	$122,009	$123,035

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Federated Hermes Government Money Fund II - Service Shares		Federated Hermes High Income Bond Fund II – Primary Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$12	$1,487	$38	$65

Realized gains (losses)	-	-	(33)	(67)

Unrealized appreciation (depreciation) during the year	-	-	35	34

Net increase (decrease) in net assets from operations	12	1,487	40	32

Contract transactions:

Payments received from contract owners	2,408	2,081	714	505

Transfers between Investment Options (including Guaranteed Interest Account), net	1,047	1,007	47	37

Transfers for contract benefits and terminations	-	(92)	-	-

Contract maintenance charges	(10,142)	(10,160)	(984)	(935)

Net increase (decrease) in net assets resulting from contract transactions	(6,687)	(7,164)	(223)	(393)

Total increase (decrease) in net assets	(6,675)	(5,677)	(183)	(361)

Net assets at beginning of period	723,451	729,128	942	1,303

Net assets at end of period	$716,776	$723,451	$759	$942

	Fidelity® VIP Contrafund® Portfolio – Service Class		Fidelity® VIP Growth Opportunities Portfolio – Service Class
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$94	$232	$-	$12

Realized gains (losses)	29,021	1,831	21,628	13,753

Unrealized appreciation (depreciation) during the year	23,027	40,932	4,948	81,633

Net increase (decrease) in net assets from operations	52,142	42,995	26,576	95,398

Contract transactions:

Payments received from contract owners	1,226	1,171	-	-

Transfers between Investment Options (including Guaranteed Interest Account), net	(3,647)	1,042	(11,821)	(14,618)

Transfers for contract benefits and terminations	(70)	-	1	1

Contract maintenance charges	(9,029)	(7,884)	(3,763)	(3,218)

Net increase (decrease) in net assets resulting from contract transactions	(11,520)	(5,671)	(15,583)	(17,835)

Total increase (decrease) in net assets	40,622	37,324	10,993	77,563

Net assets at beginning of period	181,804	144,480	224,017	146,454

Net assets at end of period	$222,426	$181,804	$235,010	$224,017

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Fidelity® VIP Growth Portfolio – Service Class		Fidelity® VIP Investment Grade Bond Portfolio – Service Class
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$-	$156	$250	$264

Realized gains (losses)	74,849	25,458	345	20

Unrealized appreciation (depreciation) during the year	(1,023)	74,264	(682)	764

Net increase (decrease) in net assets from operations	73,826	99,878	(87)	1,048

Contract transactions:

Payments received from contract owners	5,118	3,562	-	-

Transfers between Investment Options (including Guaranteed Interest Account), net	(5,981)	(4,850)	1,024	947

Transfers for contract benefits and terminations	(83)	-	1	-

Contract maintenance charges	(11,151)	(8,282)	(674)	(712)

Net increase (decrease) in net assets resulting from contract transactions	(12,097)	(9,570)	351	235

Total increase (decrease) in net assets	61,729	90,308	264	1,283

Net assets at beginning of period	322,697	232,389	12,555	11,272

Net assets at end of period	$384,426	$322,697	$12,819	$12,555

	Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$2,842	$3,168	$1,450	$1,082

Realized gains (losses)	198	43	979	1,487

Unrealized appreciation (depreciation) during the year	6,314	(3,098)	3,726	(4,516)

Net increase (decrease) in net assets from operations	9,354	113	6,155	(1,947)

Contract transactions:

Payments received from contract owners	-	-	3,686	2,240

Transfers between Investment Options (including Guaranteed Interest Account), net	(172)	(218)	1,914	(16)

Transfers for contract benefits and terminations	-	1	(98)	(89)

Contract maintenance charges	(2,737)	(2,826)	(2,307)	(1,069)

Net increase (decrease) in net assets resulting from contract transactions	(2,909)	(3,043)	3,195	1,066

Total increase (decrease) in net assets	6,445	(2,930)	9,350	(881)

Net assets at beginning of period	56,971	59,901	42,553	43,434

Net assets at end of period	$63,416	$56,971	$51,903	$42,553

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Invesco Oppenheimer V.I. Main Street Small Cap Fund®		Invesco V.I. American Franchise Fund – Series I Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$2	$2	$-	$62

Realized gains (losses)	65	7	12,702	6,482

Unrealized appreciation (depreciation) during the year	69	141	(1,066)	24,800

Net increase (decrease) in net assets from operations	136	150	11,636	31,344

Contract transactions:

Payments received from contract owners	-	-	1,312	1,750

Transfers between Investment Options (including Guaranteed Interest Account), net	346	349	1,044	-

Transfers for contract benefits and terminations	-	(1)	-	1

Contract maintenance charges	(17)	(8)	(254)	(221)

Net increase (decrease) in net assets resulting from contract transactions	329	340	2,102	1,530

Total increase (decrease) in net assets	465	490	13,738	32,874

Net assets at beginning of period	573	83	105,912	73,038

Net assets at end of period	$1,038	$573	$119,650	$105,912

	Invesco V.I. Core Equity Fund – Series I Shares		Invesco V.I. Equity and Income Fund – Series II Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$238	$388	$1,092	$1,190

Realized gains (losses)	1,061	6,720	1,232	2,366

Unrealized appreciation (depreciation) during the year	7,317	(3,287)	8,628	1,507

Net increase (decrease) in net assets from operations	8,616	3,821	10,952	5,063

Contract transactions:

Payments received from contract owners	-	1,006	-	-

Transfers between Investment Options (including Guaranteed Interest Account), net	(203)	(211)	(1,368)	(1,442)

Transfers for contract benefits and terminations	-	1	(1)	-

Contract maintenance charges	(1,517)	(2,277)	(1,763)	(1,723)

Net increase (decrease) in net assets resulting from contract transactions	(1,720)	(1,481)	(3,132)	(3,165)

Total increase (decrease) in net assets	6,896	2,340	7,820	1,898

Net assets at beginning of period	31,891	29,551	60,513	58,615

Net assets at end of period	$38,787	$31,891	$68,333	$60,513

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares		Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$1,234	$1,648	$2,360	$2,867

Realized gains (losses)	813	(9)	24,206	10

Unrealized appreciation (depreciation) during the year	(739)	1,433	27,595	2,493

Net increase (decrease) in net assets from operations	1,308	3,072	54,161	5,370

Contract transactions:

Payments received from contract owners	837	839	3,267	4,362

Transfers between Investment Options (including Guaranteed Interest Account), net	-	-	-	-

Transfers for contract benefits and terminations	(6,222)	-	(1)	1

Contract maintenance charges	(568)	(664)	(397)	(359)

Net increase (decrease) in net assets resulting from contract transactions	(5,953)	175	2,869	4,004

Total increase (decrease) in net assets	(4,645)	3,247	57,030	9,374

Net assets at beginning of period	45,376	42,129	185,384	176,010

Net assets at end of period	$40,731	$45,376	$242,414	$185,384

	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares		Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$338	$589	$-	$-

Realized gains (losses)	7,247	(140)	114	25

Unrealized appreciation (depreciation) during the year	7,692	1,154	(35)	117

Net increase (decrease) in net assets from operations	15,277	1,603	79	142

Contract transactions:

Payments received from contract owners	673	669	-	-

Transfers between Investment Options (including Guaranteed Interest Account), net	576	635	347	348

Transfers for contract benefits and terminations	(14,158)	1	-	1

Contract maintenance charges	(840)	(1,132)	(16)	(8)

Net increase (decrease) in net assets resulting from contract transactions	(13,749)	173	331	341

Total increase (decrease) in net assets	1,528	1,776	410	483

Net assets at beginning of period	60,205	58,429	562	79

Net assets at end of period	$61,733	$60,205	$972	$562

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class		PIMCO Real Return Portfolio – Advisor Class
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$794	$876	$53	$9

Realized gains (losses)	107	27	1	2

Unrealized appreciation (depreciation) during the year	4,352	(785)	7	65

Net increase (decrease) in net assets from operations	5,253	118	61	76

Contract transactions:

Payments received from contract owners	-	-	-	-

Transfers between Investment Options (including Guaranteed Interest Account), net	148	182	387	384

Transfers for contract benefits and terminations	-	-	(1)	(1)

Contract maintenance charges	(872)	(746)	(82)	(64)

Net increase (decrease) in net assets resulting from contract transactions	(724)	(564)	304	319

Total increase (decrease) in net assets	4,529	(446)	365	395

Net assets at beginning of period	16,053	16,499	860	465

Net assets at end of period	$20,582	$16,053	$1,225	$860

	PIMCO Total Return Portfolio – Advisor Class		Templeton Developing Markets VIP Fund – Class 2
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$213	$246	$212	$823

Realized gains (losses)	438	168	583	476

Unrealized appreciation (depreciation) during the year	(872)	583	(2,071)	2,132

Net increase (decrease) in net assets from operations	(221)	997	(1,276)	3,431

Contract transactions:

Payments received from contract owners	-	-	-	-

Transfers between Investment Options (including Guaranteed Interest Account), net	21	(110)	(65)	(56)

Transfers for contract benefits and terminations	-	-	-	-

Contract maintenance charges	(685)	(751)	(1,078)	(1,048)

Net increase (decrease) in net assets resulting from contract transactions	(664)	(861)	(1,143)	(1,104)

Total increase (decrease) in net assets	(885)	136	(2,419)	2,327

Net assets at beginning of period	12,141	12,005	23,894	21,567

Net assets at end of period	$11,256	$12,141	$21,475	$23,894

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Templeton Foreign VIP Fund – Class 2		Templeton Growth VIP Fund –Class 2
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$111	$168	$963	$2,058

Realized gains (losses)	11	(4)	10,297	39

Unrealized appreciation (depreciation) during the year	118	(250)	(10,785)	3,028

Net increase (decrease) in net assets from operations	240	(86)	475	5,125

Contract transactions:

Payments received from contract owners	-	-	5,636	5,385

Transfers between Investment Options (including Guaranteed Interest Account), net	-	-	4,986	1,457

Transfers for contract benefits and terminations	-	-	(99)	(227)

Contract maintenance charges	(112)	(259)	(4,467)	(3,871)

Net increase (decrease) in net assets resulting from contract transactions	(112)	(259)	6,056	2,744

Total increase (decrease) in net assets	128	(345)	6,531	7,869

Net assets at beginning of period	5,678	6,023	79,954	72,085

Net assets at end of period	$5,806	$5,678	$86,485	$79,954

	TVST Touchstone Bond Fund		TVST Touchstone Common Stock Fund
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$47	$18	$23	$12

Realized gains (losses)	11	-	143	65

Unrealized appreciation (depreciation) during the year	(67)	39	584	405

Net increase (decrease) in net assets from operations	(9)	57	750	482

Contract transactions:

Payments received from contract owners	-	-	-	-

Transfers between Investment Options (including Guaranteed Interest Account), net	879	871	1,475	1,481

Transfers for contract benefits and terminations	-	1	(1)	(1)

Contract maintenance charges	(31)	(18)	(70)	(33)

Net increase (decrease) in net assets resulting from contract transactions	848	854	1,404	1,447

Total increase (decrease) in net assets	839	911	2,154	1,929

Net assets at beginning of period	1,100	189	2,280	351

Net assets at end of period	$1,939	$1,100	$4,434	$2,280

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	TVST Touchstone Small Company Fund		Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$25	$38	$267	$338

Realized gains (losses)	968	749	2,609	401

Unrealized appreciation (depreciation) during the year	6,225	3,749	12,981	(1,420)

Net increase (decrease) in net assets from operations	7,218	4,536	15,857	(681)

Contract transactions:

Payments received from contract owners	-	-	-	-

Transfers between Investment Options (including Guaranteed Interest Account), net	(821)	(721)	(2,376)	(678)

Transfers for contract benefits and terminations	-	(1)	-	-

Contract maintenance charges	(683)	(605)	(716)	(731)

Net increase (decrease) in net assets resulting from contract transactions	(1,504)	(1,327)	(3,092)	(1,409)

Total increase (decrease) in net assets	5,714	3,209	12,765	(2,090)

Net assets at beginning of period	30,135	26,926	31,001	33,091

Net assets at end of period	$35,849	$30,135	$43,766	$31,001

	Virtus KAR Capital Growth Series – Class A Shares		Virtus KAR Enhanced Core Equity Series – Class A Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$-	$-	$15,571	$10,596

Realized gains (losses)	48,909	20,986	33,114	154,120

Unrealized appreciation (depreciation) during the year	(9,772)	109,933	63,044	(74,439)

Net increase (decrease) in net assets from operations	39,137	130,919	111,729	90,277

Contract transactions:

Payments received from contract owners	4,995	7,674	7,297	8,213

Transfers between Investment Options (including Guaranteed Interest Account), net	(-)	3	1,296	1,593

Transfers for contract benefits and terminations	(49,008)	(2,167)	(87,977)	-

Contract maintenance charges	(5,978)	(5,626)	(10,750)	(11,530)

Net increase (decrease) in net assets resulting from contract transactions	(49,991)	(116)	(90,134)	(1,724)

Total increase (decrease) in net assets	(10,854)	130,803	21,595	88,553

Net assets at beginning of period	391,772	260,969	695,308	606,755

Net assets at end of period	$380,918	$391,772	$716,903	$695,308

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Virtus KAR Small-Cap Growth Series – Class A Shares		Virtus KAR Small-Cap Value Series – Class A Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$-	$-	$405	$2,677

Realized gains (losses)	21,165	16,285	45,048	18,270

Unrealized appreciation (depreciation) during the year	(14,151)	27,500	13,811	47,795

Net increase (decrease) in net assets from operations	7,014	43,785	59,264	68,742

Contract transactions:

Payments received from contract owners	1,945	3,318	1,006	704

Transfers between Investment Options (including Guaranteed Interest Account), net	-	-	2,435	2,656

Transfers for contract benefits and terminations	-	(1,087)	(2)	5

Contract maintenance charges	(4,971)	(4,562)	(7,989)	(7,380)

Net increase (decrease) in net assets resulting from contract transactions	(3,026)	(2,331)	(4,550)	(4,015)

Total increase (decrease) in net assets	3,988	41,454	54,714	64,727

Net assets at beginning of period	141,331	99,877	298,237	233,510

Net assets at end of period	$145,319	$141,331	$352,951	$298,237

	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares		Virtus SGA International Growth Series – Class A Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$5,580	$5,899	$-	$-

Realized gains (losses)	(6)	(40)	18,779	2,657

Unrealized appreciation (depreciation) during the year	(3,745)	5,107	(1,251)	37,162

Net increase (decrease) in net assets from operations	1,829	10,966	17,528	39,819

Contract transactions:

Payments received from contract owners	6,185	6,647	5,841	7,267

Transfers between Investment Options (including Guaranteed Interest Account), net	16,860	16,803	1,317	1,453

Transfers for contract benefits and terminations	(5,726)	(1,074)	(98)	-

Contract maintenance charges	(6,140)	(5,919)	(1,106)	(1,311)

Net increase (decrease) in net assets resulting from contract transactions	11,179	16,457	5,954	7,409

Total increase (decrease) in net assets	13,008	27,423	23,482	47,228

Net assets at beginning of period	185,553	158,130	209,108	161,880

Net assets at end of period	$198,561	$185,553	$232,590	$209,108

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Virtus Strategic Allocation Series – Class A Shares		Wanger International
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$25	$32	$507	$1,337

Realized gains (losses)	438	144	4,725	2,434

Unrealized appreciation (depreciation) during the year	(146)	1,087	9,891	6,959

Net increase (decrease) in net assets from operations	317	1,263	15,123	10,730

Contract transactions:

Payments received from contract owners	4,444	3,537	3,656	3,858

Transfers between Investment Options (including Guaranteed Interest Account), net	94	(69)	1,144	645

Transfers for contract benefits and terminations	(407)	-	(71)	(90)

Contract maintenance charges	(3,117)	(2,924)	(3,643)	(3,120)

Net increase (decrease) in net assets resulting from contract transactions	1,014	544	1,086	1,293

Total increase (decrease) in net assets	1,331	1,807	16,209	12,023

Net assets at beginning of period	5,463	3,656	81,775	69,752

Net assets at end of period	$6,794	$5,463	$97,984	$81,775

	Wanger Select		Wanger USA
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$-	$7	$2,324	$-

Realized gains (losses)	(3,972)	112	37,497	23,656

Unrealized appreciation (depreciation) during the year	(68)	122	(9,755)	31,209

Net increase (decrease) in net assets from operations	(4,040)	241	30,066	54,865

Contract transactions:

Payments received from contract owners	-	-	4,217	3,905

Transfers between Investment Options (including Guaranteed Interest Account), net	4,101	(7)	(4,539)	311

Transfers for contract benefits and terminations	(1)	-	(204)	(177)

Contract maintenance charges	(83)	(81)	(7,151)	(6,382)

Net increase (decrease) in net assets resulting from contract transactions	4,017	(88)	(7,677)	(2,343)

Total increase (decrease) in net assets	(23)	153	22,389	52,522

Net assets at beginning of period	1,146	993	278,488	225,966

Net assets at end of period	$1,123	$1,146	$300,877	$278,488

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization

The Nassau Life and Annuity Variable Universal Life Account (the “Separate Account”) is a separate account of Nassau Life and Annuity Company (“NLA”, the Company, “we” or “us”). NLA is a Connecticut stock life insurance company and is a wholly owned subsidiary of The Nassau Companies (“NC”), whose ultimate parent is Nassau Insurance Group Holdings GP, LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NC is a privately held, wholly-owned subsidiary of Nassau.

On October 1, 2018, NLA was sold by PHL Variable Insurance Company to an affiliate, The Nassau Companies, a wholly owned subsidiary of Nassau. NLA, formerly known as Phoenix Life and Annuity Company, changed its name on July 23, 2018. NC, formerly known as NSRE Holdings, Inc. changed its name effective November 18, 2018. Nassau, formerly known as Nassau Reinsurance Group Holdings L.P., changed its name effective October 5, 2018. The Separate Account, formerly known as Phoenix Life and Annuity Variable Universal Life Account, changed its name effective April 11, 2019.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on July 1, 1996. The Separate Account currently consists of 54 investment options (also known as sub-accounts) that invest in shares of underlying mutual funds.

The contract owners may allocate premium payments and contract value to the following sub-accounts in the variable contract (“contract”) which have the same or similar name as the underlying mutual funds (collectively, the “Funds” or individually, the “Fund”):

Alger Capital Appreciation Portfolio-Class I-2 Shares
AMT Sustainable Equity Portfolio Class S
Calvert VP S&P MidCap 400 Index Portfolio-Class I Shares
DWS Equity 500 Index VIP-Class A (formerly Deutsche Equity 500 Index VIP-Class A)
DWS Small Cap Index VIP-Class A (formerly Deutsche Small Cap Index VIP-Class A)
Federated Hermes Fund for U.S. Government Securities II
Federated Hermes Government Money Fund II
Federated Hermes High Income Bond Fund II
Fidelity® VIP Contrafund® Portfolio-Service Class
Fidelity® VIP Growth Opportunities Portfolio-Service Class
Fidelity® VIP Growth Portfolio-Service Class
Fidelity® VIP Investment Grade Bond Portfolio-Service Class
Franklin Income VIP Fund-Class 2
Franklin Mutual Shares VIP Fund-Class 2
Guggenheim Long Short Equity Fund
Invesco Oppenheimer V.I. Capital Appreciation Fund
Invesco Oppenheimer V.I. Global Fund
Invesco Oppenheimer V.I. Main Street Small Cap Fun
Invesco V.I. American Franchise Fund-Series I Shares
Invesco V.I. Core Equity Fund-Series I Shares
Invesco V.I. Equity and Income Fund-Series II Shares
Invesco V.I. Mid Cap Core Equity Fund-Series I Shares
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio-Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio-Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio-Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio-Class VC Shares
Morningstar Aggressive Growth ETF Asset Allocation Portfolio-Class II
Morningstar Balanced ETF Asset Allocation Portfolio-Class II
Morningstar Growth ETF Asset Allocation Portfolio-Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio-Class II
Neuberger Berman AMT Mid Cap Growth Portfolio-S Class

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization (Continued)

PIMCO CommodityRealReturn® Strategy Portfolio-Advisor Class
PIMCO Real Return Portfolio-Advisor Class
PIMCO Total Return Portfolio-Advisor Class
Rydex Inverse Government Long Bond Strategy Fund
Rydex Nova Fund
Templeton Developing Markets VIP Fund-Class 2
Templeton Foreign VIP Fund-Class 2
Templeton Growth VIP Fund-Class 2
TVST Touchstone Balanced Fund
TVST Touchstone Bond Fund
TVST Touchstone Common Stock Fund
TVST Touchstone Small Company Fund
Virtus Duff & Phelps Real Estate Securities Series-Class A Shares
Virtus KAR Capital Growth Series-Class A Shares
Virtus KAR Enhanced Core Equity Series-Class A Shares
Virtus KAR Small-Cap Growth Series-Class A Shares
Virtus KAR Small-Cap Value Series-Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares
Virtus SGA International Growth Series-Class A Shares
Virtus Strategic Allocation Series-Class A Shares
Wanger International
Wanger Select
Wanger USA

Additionally, contract owners also may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).

NLA and the Separate Account are subject to regulation by the State of Connecticut Department of Insurance and the

U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from NLA’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against NLA’s general account assets.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 2—Significant Accounting Policies

The financial statements have been prepared in accordance with US generally accepted accounting principles (“GAAP”). The Separate Account is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies of the Separate Account:

A.

Valuation of investments: Investments are made in the Funds and stated at fair value based on the reported net asset values of the respective Funds, which in turn value their investment securities at fair value.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

•

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2021.

B.

Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.

C.

Federal Income taxes: NLA is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and it together with the operations of the Separate Account are included in the consolidated federal income tax return of The Nassau Companies of New York (“NCNY”) through September 30, 2018. On October 1, 2018 the Company moved out of the NCNY consolidation group. Beginning October 1, 2018, NLA filed a separate company standalone federal tax return. Starting in 2019, the Company filed a consolidated tax return with a newly formed affiliate, Lynbrook Reinsurance, Inc (Lynbrook Re). The Company and Lynbrook Re entered in a tax sharing agreement effective for 2019. On June 30. 2020, Nassau Life Insurance Company of Texas (“NTX”) and Nassau Life Insurance Company of Kansas (“NKS”) were contributed by their parent, The Nassau Companies (“NC”), to an affiliate, NLA in the form of a common stock contribution. As a result, NKS and NTX are wholly owned subsidiaries of NLA and are included in the consolidated federal tax return filed by NLA and its subsidiary Lynbrook Re (the NLA Group). On December 31, 2020, NTX was merged into NLA pursuant to a merger agreement. NCNY is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2017. Under the current provisions of the Code, NLA does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made currently to the Separate Account for federal income taxes. NLA will review periodically the tax liability of the Separate Account in the event of changes in the tax law and may assess a charge in future years for any federal income taxes that would be applied against the Separate Account.

Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as the possibility for elevated mortality and investment market volatility. Actual results may differ from those estimates.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Investment Option	Purchases	Sales

Alger Capital Appreciation Portfolio – Class I-2 Shares	$315,773	$206,578
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	1,175	1,389
DWS Equity 500 Index VIP – Class A	62,052	43,102
Federated Hermes Fund for U.S. Government Securities II	14,590	10,516
Federated Hermes Government Money Fund II - Service Shares	59,561	66,236
Federated Hermes High Income Bond Fund II – Primary Shares	627	811
Fidelity® VIP Contrafund® Portfolio – Service Class	114,833	100,951
Fidelity® VIP Growth Opportunities Portfolio – Service Class	21,267	15,583
Fidelity® VIP Growth Portfolio – Service Class	79,505	17,740
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	1,648	700
Franklin Income VIP Fund – Class 2	2,842	2,909
Franklin Mutual Shares VIP Fund – Class 2	25,815	21,169
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	410	15
Invesco V.I. American Franchise Fund – Series I Shares	87,459	71,634
Invesco V.I. Core Equity Fund – Series I Shares	1,052	1,720
Invesco V.I. Equity and Income Fund – Series II Shares	1,743	3,131
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	2,698	6,764
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	29,825	397
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	7,129	15,066
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	459	14
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	887	818
PIMCO Real Return Portfolio – Advisor Class	435	76
PIMCO Total Return Portfolio – Advisor Class	5,540	5,492
Templeton Developing Markets VIP Fund – Class 2	697	1,143
Templeton Foreign VIP Fund – Class 2	111	112
Templeton Growth VIP Fund – Class 2	76,844	69,824
TVST Touchstone Bond Fund	934	28
TVST Touchstone Common Stock Fund	1,629	63
TVST Touchstone Small Company Fund	685	1,504
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	15,454	17,577
Virtus KAR Capital Growth Series – Class A Shares	44,126	54,767
Virtus KAR Enhanced Core Equity Series – Class A Shares	51,603	98,458
Virtus KAR Small-Cap Growth Series – Class A Shares	22,925	4,971
Virtus KAR Small-Cap Value Series – Class A Shares	57,571	17,723
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares	27,678	10,919
Virtus SGA International Growth Series-Class A Shares	25,988	1,264
Virtus Strategic Allocation Series – Class A Shares	18,757	17,157
Wanger International	29,719	26,736
Wanger Select	116,003	111,860
Wanger USA	113,214	108,776

	$1,441,263	$1,135,693

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding

The changes in units outstanding were as follows:

	For the period ended December 31, 2021			For the period ended December 31, 2020
Investment Option	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Alger Capital Appreciation Portfolio – Class I-2 Shares	11,871	(12,119)	(248)	361	(686)	(325)
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	-	(341)	(341)	-	(492)	(492)
DWS Equity 500 Index VIP – Class A	2,520	(2,648)	(128)	-	(12,356)	(12,356)
Federated Hermes Fund for U.S. Government Securities II	2,015	(1,773)	242	1,392	(1,039)	353
Federated Hermes Government Money Fund II - Service Shares	58,779	(65,244)	(6,465)	3,051	(9,978)	(6,927)
Federated Hermes High Income Bond Fund II – Primary Shares	67	(85)	(18)	53	(91)	(38)
Fidelity® VIP Contrafund® Portfolio – Service Class	4,410	(4,807)	(397)	202	(548)	(346)
Fidelity® VIP Growth Opportunities Portfolio – Service Class	-	(531)	(531)	-	(902)	(902)
Fidelity® VIP Growth Portfolio – Service Class	431	(1,175)	(744)	449	(1,264)	(815)
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	561	(373)	188	566	(443)	123
Franklin Income VIP Fund – Class 2	-	(1,189)	(1,189)	-	(1,499)	(1,499)
Franklin Mutual Shares VIP Fund – Class 2	2,481	(2,365)	116	307	(154)	153
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	91	(4)	87	152	(3)	149
Invesco V.I. American Franchise Fund – Series I Shares	17,613	(17,355)	258	578	(73)	505
Invesco V.I. Core Equity Fund – Series I Shares	-	(527)	(527)	395	(1,001)	(606)
Invesco V.I. Equity and Income Fund – Series II Shares	-	(1,055)	(1,055)	-	(1,428)	(1,428)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	293	(2,429)	(2,136)	321	(260)	61
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	1,089	(131)	958	1,924	(156)	1,768
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	471	(5,519)	(5,048)	742	(611)	131
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	145	(7)	138	212	(5)	207
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	180	(1,070)	(890)	339	(1,315)	(976)
PIMCO Real Return Portfolio – Advisor Class	201	(42)	159	215	(36)	179
PIMCO Total Return Portfolio – Advisor Class	2,301	(2,642)	(341)	-	(419)	(419)
Templeton Developing Markets VIP Fund – Class 2	-	(72)	(72)	-	(89)	(89)
Templeton Foreign VIP Fund – Class 2	-	(18)	(18)	-	(49)	(49)
Templeton Growth VIP Fund – Class 2	9,610	(9,270)	340	1,157	(658)	499
TVST Touchstone Bond Fund	489	(18)	471	498	(10)	488
TVST Touchstone Common Stock Fund	362	(17)	345	548	(11)	537
TVST Touchstone Small Company Fund	-	(381)	(381)	-	(549)	(549)
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	664	(717)	(53)	-	(76)	(76)
Virtus KAR Capital Growth Series – Class A Shares	378	(4,581)	(4,203)	780	(801)	(21)
Virtus KAR Enhanced Core Equity Series – Class A Shares	841	(9,670)	(8,829)	1,247	(1,448)	(201)
Virtus KAR Small-Cap Growth Series – Class A Shares	42	(108)	(66)	95	(165)	(70)
Virtus KAR Small-Cap Value Series – Class A Shares	666	(852)	(186)	269	(513)	(244)
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares	2,281	(1,192)	1,089	2,456	(749)	1,707
Virtus SGA International Growth Series-Class A Shares	758	(138)	620	1,181	(191)	990
Virtus Strategic Allocation Series – Class A Shares	1,553	(1,481)	72	360	(312)	48
Wanger International	2,098	(2,042)	56	485	(323)	162
Wanger Select	5,149	(5,153)	(4)	-	(6)	(6)
Wanger USA	4,652	(4,761)	(109)	376	(486)	(110)

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2021, 2020, 2019, 2018, and 2017 follows:

	At December 31,				For the periods ended December 31,
	Units (000’s)		Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Alger Capital Appreciation Portfolio – Class I-2 Shares
2021	29		19.00	544	-	-	19.13%
2020	29		15.95	461	-	-	41.75%
2019	29		11.25	329	-	-	33.58%
2018	30		8.42	252	0.07%	-	(0.10%)
2017	36		8.43	307	0.17%	-	31.08%
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
2021	8		4.30	33	0.84%	-	24.41%
2020	8		3.46	28	1.23%	-	13.32%
2019	9		3.05	26	0.83%	-	25.83%
2018	23		2.42	56	1.17%	-	(11.33%)
2017	23		2.73	64	0.72%	-	15.89%
DWS Equity 500 Index VIP – Class A
2021	24		18.73	443	1.53%	-	28.40%
2020	24		14.58	347	1.52%	-	18.10%
2019	36		12.35	446	1.95%	-	31.19%
2018	36		9.41	343	1.67%	-	(4.65%)
2017	37		9.87	362	1.73%	-	21.53%
Federated Hermes Fund for U.S. Government Securities II
2021	20		6.16	122	2.06%	-	(2.04%)
2020	20		6.29	123	2.35%	-	5.21%
2019	19		5.98	115	2.36%	-	5.90%
2018	19		5.64	108	2.36%	-	0.45%
2017	19		5.62	105	2.32%	-	1.92%
Federated Hermes Government Money Fund II - Service Shares
2021	693		1.03	717	0.00%	-	0.00%
2020	699		1.03	723	0.20%	-	0.20%
2019	706		1.03	729	1.63%	-	1.64%
2018	714		1.02	725	1.24%	-	1.25%
2017	729		1.00	731	0.29%	-	0.31%
Federated Hermes High Income Bond Fund II – Primary Shares
2021	0	*	12.13	1	4.52%	-	4.85%
2020	0	*	11.57	1	6.41%	-	5.59%
2019	0	*	10.95	1	7.29%	-	14.54%
2018	0	*	9.56	3	8.22%	-	(3.29%)
2017	0	*	9.89	3	7.42%	-	6.94%
Fidelity® VIP Contrafund® Portfolio – Service Class
2021	9		24.55	222	0.04%	-	27.71%
2020	9		19.22	182	0.15%	-	30.43%
2019	10		14.74	144	0.36%	-	31.45%
2018	10		11.21	111	0.59%	-	(6.49%)
2017	12		11.99	145	0.94%	-	21.76%

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)		Unit Fair Value	Net Assets (000’s)		Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Fidelity® VIP Growth Opportunities Portfolio – Service Class
2021	8		28.20	235		-	-	11.83%
2020	9		25.22	224		0.01%	-	68.49%
2019	10		14.97	146		0.05%	-	40.70%
2018	19		10.64	200		0.10%	-	12.35%
2017	17		9.47	160		0.21%	-	34.40%
Fidelity® VIP Growth Portfolio – Service Class
2021	22		17.14	384		-	-	23.08%
2020	23		13.93	323		0.06%	-	43.75%
2019	24		9.69	232		0.18%	-	34.18%
2018	36		7.22	258		0.15%	-	(0.27%)
2017	37		7.24	265		0.12%	-	35.00%
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
2021	7		1.89	13		1.98%	-	(0.72%)
2020	7		1.91	13		2.17%	-	9.26%
2019	6		1.74	11		2.69%	-	9.58%
2018	6		1.59	10		2.44%	-	(0.63%)
2017	6		1.60	10		1.13%	-	4.16%
Franklin Income VIP Fund – Class 2
2021	24		2.61	63		4.66%	-	16.75%
2020	26		2.23	57		5.88%	-	0.69%
2019	27		2.22	60		5.36%	-	16.06%
2018	27		1.91	52		4.80%	-	(4.30%)
2017	27		2.00	55		4.74%	-	9.67%
Franklin Mutual Shares VIP Fund – Class 2
2021	5		10.24	52		3.20%	-	19.17%
2020	5		8.60	43		2.90%	-	(5.04%)
2019	5		9.05	43		1.88%	-	22.57%
2018	5		7.39	36		2.48%	-	(9.07%)
2017	6		8.12	52		2.28%	-	8.35%
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
2021	0	*	3.89	1		0.22%	-	22.26%
2020	0	*	3.18	1		0.59%	-	19.64%
2019#	0	*	2.66	0	*	-	-	26.13%
2018	-		-	-		-	-	-
2017	-		-	-		-	-	-
Invesco V.I. American Franchise Fund – Series I Shares
2021	28		4.30	120		-	-	11.93%
2020	28		3.84	106		0.07%	-	42.35%
2019	27		2.70	73		-	-	36.76%
2018	26		1.97	52		-	-	(3.62%)
2017	26		2.05	53		0.08%	-	27.34%
Invesco V.I. Core Equity Fund – Series I Shares
2021	10		3.70	39		0.67%	-	27.74%
2020	11		2.90	32		1.37%	-	13.85%
2019	12		2.54	30		0.95%	-	28.96%
2018	12		1.97	24		0.91%	-	(9.39%)
2017	12		2.18	27		1.03%	-	13.17%

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)		Unit Fair Value	Net Assets (000’s)		Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Invesco V.I. Equity and Income Fund – Series II Shares
2021	22		3.11	68		1.65%	-	18.35%
2020	23		2.63	61		2.22%	-	9.65%
2019	24		2.40	59		1.73%	-	20.01%
2018	58		2.00	117		2.00%	-	(9.73%)
2017	59		2.21	131		1.47%	-	10.78%
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2021	14		2.87	41		2.97%	-	3.28%
2020	16		2.78	45		3.96%	-	7.30%
2019	16		2.59	42		3.95%	-	13.35%
2018	18		2.28	40		4.39%	-	(4.02%)
2017	18		2.38	42		4.25%	-	9.21%
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2021	72		3.38	242		1.09%	-	29.02%
2020	71		2.62	185		1.79%	-	2.70%
2019	69		2.55	176		1.73%	-	22.49%
2018	68		2.08	140		1.43%	-	(8.14%)
2017	66		2.26	149		1.41%	-	13.38%
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
2021	20		3.12	62		0.57%	-	28.70%
2020	25		2.42	60		1.15%	-	2.50%
2019	25		2.37	58		0.94%	-	22.64%
2018	28		1.93	54		0.68%	-	(15.04%)
2017	29		2.27	65		0.62%	-	6.83%
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
2021	0	*	2.46	1		-	-	12.72%
2020	0	*	2.18	1		-	-	39.71%
2019#	0	*	1.56	0	*	-	-	32.48%
2018	-		-	-		-	-	-
2017‡	-		1.07	-		-	-	6.30%
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
2021	23		0.88	21		4.12%	-	33.11%
2020	24		0.66	16		6.21%	-	1.23%
2019	25		0.66	16		4.34%	-	11.35%
2018	25		0.59	15		1.97%	-	(14.20%)
2017	25		0.69	17		11.09%	-	2.05%
PIMCO Real Return Portfolio – Advisor Class
2021	1		2.00	1		4.99%	-	5.48%
2020	0	*	1.90	1		1.28%	-	11.60%
2019	0	*	1.70	0	*	1.74%	-	8.33%
2018	0	*	1.57	0	*	2.33%	-	(2.31%)
2017	0	*	1.61	0	*	2.29%	-	3.55%
PIMCO Total Return Portfolio – Advisor Class
2021	5		2.09	11		1.72%	-	(1.36%)
2020	6		2.12	12		2.03%	-	8.54%
2019	6		1.96	12		2.91%	-	8.25%
2018	6		1.81	11		2.45%	-	(0.63%)
2017	6		1.82	11		1.92%	-	4.81%

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)		Unit Fair Value	Net Assets (000’s)		Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Templeton Developing Markets VIP Fund – Class 2
2021	1		14.56	21		0.88%	-	(5.74%)
2020	2		15.45	24		4.14%	-	17.18%
2019	2		13.18	22		0.99%	-	26.70%
2018	2		10.40	17		0.87%	-	(15.79%)
2017	2		12.36	20		1.12%	-	40.41%
Templeton Foreign VIP Fund – Class 2
2021	1		5.89	6		1.84%	-	4.16%
2020	1		5.66	6		3.38%	-	(1.16%)
2019	1		5.72	6		1.83%	-	12.53%
2018	3		5.09	13		2.74%	-	(15.44%)
2017	4		6.02	24		3.11%	-	16.69%
Templeton Growth VIP Fund – Class 2
2021	11		7.76	86		1.34%	-	4.87%
2020	11		7.39	80		3.02%	-	5.80%
2019	10		6.99	72		2.79%	-	15.15%
2018	10		6.07	63		2.03%	-	(14.85%)
2017	14		7.13	101		1.69%	-	18.50%
TVST Touchstone Bond Fund
2021	1		1.81	2		3.10%	-	(1.21%)
2020	1		1.83	1		2.78%	-	9.71%
2019#	0	*	1.67	0	*	1.29%	-	10.46%
2018	-		-	-		-	-	-
2017	-		-	-		-	-	-
TVST Touchstone Common Stock Fund
2021	1		4.40	4		0.67%	-	27.85%
2020	1		3.44	2		1.00%	-	23.68%
2019#	0	*	2.78	0	*	0.56%	-	28.58%
2018	-		-	-		-	-	-
2017	-		-	-		-	-	-
TVST Touchstone Small Company Fund
2021	9		4.13	36		0.07%	-	24.18%
2020	9		3.32	30		0.16%	-	18.70%
2019	10		2.80	27		0.02%	-	21.40%
2018	26		2.31	60		-	-	(7.98%)
2017	26		2.51	66		0.06%	-	19.12%
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
2021	1		30.62	44		0.66%	-	46.41%
2020	1		20.91	31		1.16%	-	(1.55%)
2019	2		21.24	33		1.32%	-	27.42%
2018	4		16.67	59		1.64%	-	(6.53%)
2017	4		17.83	64		1.43%	-	5.97%
Virtus KAR Capital Growth Series – Class A Shares
2021	27		13.90	381		-	-	12.14%
2020	32		12.39	392		-	-	50.23%
2019	32		8.25	261		-	-	39.87%
2018	34		5.90	201		-	-	(7.25%)
2017	35		6.36	221		-	-	36.07%

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,				For the periods ended December 31,
	Units (000’s)		Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Virtus KAR Enhanced Core Equity Series – Class A Shares
2021	64		11.25	717	2.25%	-	17.39%
2020	73		9.58	695	1.77%	-	14.91%
2019	73		8.34	607	1.25%	-	28.67%
2018	79		6.48	509	1.06%	-	(12.86%)
2017	79		7.44	591	1.61%	-	22.95%
Virtus KAR Small-Cap Growth Series – Class A Shares
2021	3		46.65	145	-	-	4.98%
2020	3		44.44	141	-	-	44.64%
2019	3		30.72	100	-	-	37.31%
2018	3		22.37	75	-	-	11.66%
2017	3		20.04	70	-	-	40.85%
Virtus KAR Small-Cap Value Series – Class A Shares
2021	16		22.07	353	0.12%	-	19.72%
2020	16		18.44	298	1.13%	-	29.65%
2019	16		14.22	234	0.98%	-	24.63%
2018	17		11.41	191	0.92%	-	(15.88%)
2017	17		13.56	232	0.68%	-	20.16%
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares
2021	20		10.12	199	2.96%	-	1.07%
2020	19		10.01	186	3.58%	-	6.53%
2019	17		9.40	158	3.74%	-	10.47%
2018	18		8.51	151	4.13%	-	(2.66%)
2017	17		8.74	150	4.10%	-	6.72%
Virtus SGA International Growth Series-Class A Shares
2021	24		9.81	233	-	-	8.32%
2020	23		9.06	209	-	-	23.64%
2019	22		7.33	162	0.88%	-	18.54%
2018	21		6.18	133	2.94%	-	(16.67%)
2017	21		7.42	154	1.62%	-	15.95%
Virtus Strategic Allocation Series – Class A Shares
2021	1		12.67	7	0.28%	-	7.57%
2020	0	*	11.78	5	0.76%	-	33.96%
2019	0	*	8.79	4	1.14%	-	26.05%
2018	1		6.98	6	1.42%	-	(5.89%)
2017	1		7.41	7	1.81%	-	18.97%
Wanger International
2021	7		14.71	98	0.58%	-	18.81%
2020	7		12.38	82	2.02%	-	14.36%
2019	6		10.83	70	0.84%	-	29.99%
2018	7		8.33	55	2.06%	-	(17.70%)
2017	8		10.12	82	1.22%	-	32.91%
Wanger Select
2021	0	*	21.56	1	-	-	5.83%
2020	0	*	20.37	1	0.76%	-	26.65%
2019	0	*	16.08	1	0.07%	-	29.30%
2018	0	*	12.44	1	0.18%	-	(12.41%)
2017	0	*	14.20	1	0.05%	-	26.67%

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,			For the periods ended December 31,
	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Wanger USA
2021	14	22.07	301	0.82%	-	8.90%
2020	14	20.26	278	-	-	24.23%
2019	14	16.31	226	0.25%	-	31.10%
2018	17	12.44	215	0.10%	-	(1.46%)
2017	20	12.63	254	-	-	19.58%

*Amount is less than 500 units, $500 in net assets, .0005% of total return, or 0.005% of investment income ratio.

‡For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.

#For the noted fund, the financial highlights represent the period from June 25, 2019 to December 31, 2019. There was no activity for this fund prior to this period.

1The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the investment option from the Fund, net of expenses of the underlying Fund, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the investment option is affected by the timing of the declaration of dividends by the Fund in which the investment option invests.

2The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

3The total returns are for the periods indicated, including changes in the value of the Fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment Options with a date notation indicate the effective date of that Investment Option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

Note 6—Related Party Transactions and Charges and Deductions

Related Party Transactions

NLA and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NLA is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NLA makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

Periodic charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:

A.	Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NLA for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, NLA makes deductions for administrative charges at a maximum rate of $120 per policy. These charges are typically a flat dollar amount, but could also vary by face amount of coverage.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 6—Related Party Transactions and Charges and Deductions (Continued)

Cost of Insurance Charge – In accordance with terms of the contracts, NLA makes monthly deductions for costs of insurance to cover NLA’s anticipated mortality costs. Because a contract account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

Monthly Mortality and Expense Risk Charge – In accordance with terms of the contracts, NLA will make monthly deductions at a maximum rate of .90% annually.

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2021 and 2020 were $131,541, and $125,876, respectively.

B.	Optional Rider and Benefit Charges

NLA may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.

Charges Against Premium

NLA deducts a sales charge from every premium payment and a deferred acquisition cost tax charge to the contract to reimburse NLA for our federal tax liability related to our receipt of premium.

C.	Other Charges

NLA may deduct other charges depending on the contract terms.

Note 7—Distribution of Net Income

The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner’s overall value will increase as the individual sub-account value increases and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

Note 8—Diversification Requirements

Under the provisions of Section 817(h) of the Code, a contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

NLA intends that each of the investment options shall comply with the diversification requirements.

Note 9—Other

Regulatory Matters

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Internal Revenue Service (“IRS”) and other regulatory bodies regularly make inquiries of The Nassau Companies, and NLA and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. It is believed that the outcome of any current known regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 9—Other (Continued)

Separate Account beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Note 10—Mergers, Liquidations, and Name Changes

A.	Mergers

There were no mergers in 2020.

On April 30, 2019, Neuberger Berman AMT Guardian Portfolio Class S merged into AMT Sustainable Equity Portfolio Class S.

B.	Liquidations

There were no liquidations in 2020 or 2021.

C.	Name Changes

Effective February 14, 2020, the Virtus Duff & Phelps International Series A Fund was renamed the Virtus SGA International Growth Series A Fund.

Effective May 1, 2020, the Federated Fund for U.S. Government Securities II Fund was renamed the Federated Hermes Fund for U.S. Government Securities II Fund.

Effective May 1, 2020, the Federated Government Money Fund II Fund was renamed the Federated Hermes Government Money Fund II Fund.

Effective May 1, 2020, the Federated High Income Bond Fund II Fund was renamed the Federated Hermes High Income Bond Fund II Fund.

Effective September 1, 2020, the Virtus Rampart Enhanced Core Equity Series A Fund was renamed the Virtus KAR Enhanced Core Equity Series A Fund.

Effective May 28, 2019, the Oppenheimer Capital Appreciation Fund/VA - Service Shares was renamed the Invesco Oppenheimer V.I. Capital Appreciation Fund.

Effective May 28, 2019, the Oppenheimer Global Fund/VA - Service Shares - Service Shares was renamed the Invesco Oppenheimer V.I. Global Fund.

Effective May 28, 2019, the Oppenheimer Main Street Small Cap Fund/VA - Service Shares was renamed the Invesco Oppenheimer V.I. Main Street Small Cap Fund.

Note 11—Subsequent Events

We have evaluated events subsequent to December 31, 2021 and through the financial statement issuance date. There were no subsequent events requiring disclosure.

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life and Annuity Company

and Contract Owners of Nassau Life and Annuity Variable Universal Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that comprise Nassau Life and Annuity Variable Universal Life Account (the Separate Account) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 5 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the PHL Variable Insurance Company’s separate accounts since 2015.

Hartford, Connecticut

April 14, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limiter, a private English company limited by guarantee.

Appendix

Alger Capital Appreciation Portfolio – Class I-2 Shares

Calvert VP S&P MidCap 400 Index Portfolio – Class I

Shares DWS Equity 500 Index VIP – Class A

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Government Money Fund II – Service Shares

Federated Hermes High Income Bond Fund II – Primary Shares

Fidelity® VIP Contrafund® Portfolio – Service Class

Fidelity® VIP Growth Opportunities Portfolio – Service Class

Fidelity® VIP Growth Portfolio – Service Class

Fidelity® VIP Investment Grade Bond Portfolio – Service Class

Franklin Income VIP Fund – Class 2

Franklin Mutual Shares VIP Fund – Class 2

Invesco V.I. American Franchise Fund – Series I Shares

Invesco V.I. Core Equity Fund – Series I Shares

Invesco V.I. Equity and Income Fund – Series II Shares

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares

Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares

Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC

Shares Neuberger Berman AMT Mid Cap Growth Portfolio – S Class

PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class

PIMCO Real Return Portfolio – Advisor Class

PIMCO Total Return Portfolio – Advisor Class

Templeton Developing Markets VIP Fund – Class 2

Templeton Foreign VIP Fund – Class 2

Templeton Growth VIP Fund – Class 2

TVST Touchstone Bond Fund

TVST Touchstone Common Stock Fund

TVST Touchstone Small Company Fund

Virtus SGA International Growth Series – Class A Shares

Virtus Duff & Phelps Real Estate Securities Series – Class A Shares

Virtus KAR Capital Growth Series – Class A Shares

Virtus KAR Small-Cap Growth Series – Class A Shares

Virtus KAR Small-Cap Value Series – Class A Shares

Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares

Virtus KAR Enhanced Core Equity Series – Class A Shares

Virtus Strategic Allocation Series – Class A Shares

Wanger International

Wanger Select

Wanger USA

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

Nassau Life and Annuity Company

One American Row

Hartford, Connecticut 06103-2899

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

KPMG LLP

1 Financial Plaza 755 Main Street, 11th Floor

Hartford, CT 06103

Nassau Life and Annuity Company

One American Row

Hartford, CT 06103-2899

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life and Annuity Company

A member of The Nassau Companies of New York

www.nfg.com

OL4260 © 2020 The Nassau Companies of New York	12-21